[PHOTO OF ARCH WITH ACHIEVEMENT FUNDS LOGO]


ANNUAL REPORT TO SHAREHOLDERS
JANUARY 31, 1997

TABLE OF CONTENTS

Letter to Shareholders ...........    1
Fund Objectives ..................    3
Performance Highlights ...........    4
Investment Adviser's Report ......    5
Management's Discussion & Analysis    8
Financial Statements .............   21

---------------------------------------
The Achievement Funds
Annual Report
JANUARY 31, 1997


STOCK AND BALANCED FUNDS
The Achievement Equity Fund
The Achievement Balanced Fund


BOND FUNDS
The Achievement Intermediate Term Bond Fund
The Achievement Short Term Bond Fund
The Achievement Short Term Municipal Bond Fund
The Achievement Idaho Municipal Bond Fund
The Achievement Municipal Bond Fund


[ACHIEVEMENT FUNDS LOGO]

Letter to Shareholders

[PICTURE OF FREDERICK A. MORETON, JR., CHAIRMAN OF THE BOARD OF TRUSTEES OF
THE ACHIEVEMENT FUNDS AND JOHN L. RUDISILL, SENIOR VICE PRESIDENT AND MANAGER OF THE MUTUAL FUND CENTER OF FIRST SECURITY CORPORATION SITTING IN FRONT OF AN ARCH]

IT IS A PLEASURE TO BE ABLE TO ONCE AGAIN REPORT TO YOU THE ANNUAL RESULTS OF THE ACHIEVEMENT FUNDS FAMILY OF MUTUAL FUNDS. FISCAL 1996-1997 WAS ANOTHER RECORD YEAR FOR THE STOCK MARKET AND ALSO A GOOD YEAR FOR OUR FAMILY OF MUTUAL FUNDS. WE ARE FORTUNATE TO HAVE EXPERIENCED TWO OF THE BEST YEARS, BACK TO BACK, SEEN IN THE FINANCIAL MARKETS IN RECENT HISTORY. THIS BULL MARKET HAS DONE MUCH TO PROPERLY LAUNCH OUR NEW FAMILY OF MUTUAL FUNDS AND PROVIDE A SOLID BASIS FOR CONTINUED FUTURE GROWTH.

HAVING JUST "TRUMPETED" THE PRAISES OF AN EXCEPTIONAL STOCK MARKET, WE MUST ALSO "SOUND A NOTE" OF CAUTION. THE CYCLICAL NATURE OF THE STOCK AND BOND MARKETS DICTATES THAT DOUBLE DIGIT GROWTH CANNOT BE SUSTAINED. AS REPORTED HEREIN BY STERLING K. JENSON, PRESIDENT OF FIRST SECURITY INVESTMENT MANAGEMENT, INC., OUR FUND'S INVESTMENT ADVISOR, CAUTIOUS OPTIMISM IS IN ORDER. WE CONTINUE TO URGE OUR CUSTOMERS TO PRACTICE THE KEY ELEMENTS OF LONG-TERM WEALTH ACCUMULATION -PATIENCE, APPROPRIATE PORTFOLIO DIVERSIFICATION AND A VIEW TOWARD LONG-TERM GOALS RATHER THAN SHORT-TERM MARKET FUNCTIONS. WE BELIEVE THIS PHILOSOPHY, MORE THAN ANYTHING ELSE, DEFINES THE ACHIEVEMENT FUNDS, AS COMPARED WITH OTHER MUTUAL FUND FAMILIES.

DURING NOVEMBER 1996, WE INTRODUCED A NEW FUND -- THE ACHIEVEMENT MUNICIPAL BOND FUND -- BRINGING THE TOTAL NUMBER OF FUNDS TO A CURRENT LEVEL OF SEVEN. DURING THE FIRST THREE MONTHS OF SALES, WE HAVE SEEN A VERY POSITIVE RESPONSE TO THIS NEW FUND FROM BOTH OUR INSTITUTIONAL AND RETAIL INVESTORS. WE CONTINUE TO EXAMINE OTHER OPPORTUNITIES TO EXPAND OUR FUND OFFERINGS BASED ON THE NEEDS OF OUR CUSTOMERS AND OUR ASSESSMENT OF GROWTH POTENTIAL.

WE ARE PLEASED TO WELCOME DURING 1996 THREE NEW MEMBERS TO THE ACHIEVEMENT FUND TRUST BOARD OF TRUSTEES -- MR. JAMES GARDNER, PROFESSOR AT THE UNIVERSITY OF UTAH, MR. BLAINE HUNTSMAN, PRIVATE INVESTOR AND FORMER CHAIRMAN AND CEO OF OLYMPUS CAPITAL CORP., AND MR. KENT MURDOCK, PRESIDENT OF O.C. TANNER COMPANY. EACH OF THESE GENTLEMEN BRINGS A BROAD RANGE OF VALUABLE SKILLS AND TALENTS TO OUR BOARD OF TRUSTEES. WE ARE ALSO HONORED TO REPORT THE ELECTION OF MR. MITCHELL MELICH TO THE POSITION OF BOARD MEMBER EMERITUS. WE WISH TO THANK MITCH FOR HIS VALUABLE SERVICE OVER THE YEARS.

IN SUMMARY, WE WISH TO THANK EACH OF OUR SHAREHOLDERS FOR THEIR SUPPORT OF THE ACHIEVEMENT FUND PROGRAM. WE WELCOME YOUR COMMENTS AND URGE YOU TO CONTACT YOUR BROKER, TRUST OFFICER OR OTHER INVESTMENT PROFESSIONAL WITH ANY QUESTIONS YOU MAY HAVE, OR FEEL FREE TO CONTACT OUR SHAREHOLDER SERVICES PERSONNEL BY CALLING 1 (800) 472-0577.







                                             /S/ SIGNATURE

                                             FREDERICK A. MORETON, JR.
                                             CHAIRMAN OF THE BOARD OF TRUSTEES
                                             The Achievement Funds Trust





                                             /S/ SIGNATURE

                                             JOHN L. RUDISILL
                                             SENIOR VICE PRESIDENT AND MANAGER
                                             Mutual Fund Center
                                             First Security Corporation

Fund Objectives                                            THE ACHIEVEMENT FUNDS


STOCK AND BALANCED FUNDS
--------------------------------------------------------------------------------

THE ACHIEVEMENT EQUITY FUND
To provide long-term capital appreciation with current income as a secondary consideration in selecting portfolio securities.

THE ACHIEVEMENT BALANCED FUND
To provide both income and capital appreciation consistent with prudent investment risk.


BOND FUNDS
--------------------------------------------------------------------------------

THE ACHIEVEMENT INTERMEDIATE TERM BOND FUND
To provide income consistent with prudent investment risk and maintenance of appropriate liquidity.

THE ACHIEVEMENT SHORT TERM BOND FUND
To preserve principal value and maintain a high degree of liquidity while providing current income.

THE ACHIEVEMENT SHORT TERM MUNICIPAL BOND FUND
To provide as high a level of current income that is exempt from Federal income tax as is consistent with preservation of capital.

THE ACHIEVEMENT IDAHO MUNICIPAL BOND FUND
To provide as high a level of current income exempt from Federal and Idaho income taxes as is consistent with preservation of capital.

THE ACHIEVEMENT MUNICIPAL BOND FUND
To provide as high a level of current income that is exempt from Federal income tax as is consistent with preservation of capital.

--------------------------------------------------------------------------------
Terms You Need to Know

TOTAL RETURN is the change in value of an investment from the beginning to the end of a period, assuming the reinvestment of all distributions.

NET ASSET VALUE (NAV) is the market worth of one share of a mutual fund. This figure is derived by taking a fund's total assets - securities, cash and any accrued earnings - deducting liabilities, and dividing by the number of shares outstanding.

YIELD is the percentage rate at which a fund's portfolio earns income, based on a formula set by the Securities and Exchange Commission.


Performance Highlights of the Funds
FOR THE PERIOD ENDED JANUARY 31, 1997
====================================================================================================================================
                                    Total     Total Return                  NAV Share     NAV Share
THE ACHIEVEMENT FUNDS            Net Assets Annualized Since  Total Return     Price         Price       30-Day    Distributions
                                (in millions)  Inception        One Year      1/31/96       1/31/97     SEC Yield    Per Share
====================================================================================================================================
EQUITY           INSTITUTIONAL     $177.2        26.25%           20.00%      $12.64        $14.03       0.85%         $1.05
FUND             RETAIL CLASS A       4.1        25.56            19.72        12.65         14.04       0.56           1.02
------------------------------------------------------------------------------------------------------------------------------------
BALANCED         INSTITUTIONAL      156.3        18.18            12.03        11.79         12.01       2.49           1.13
FUND             RETAIL CLASS A       2.9        17.40            11.81        11.78         12.00       2.16           1.10
------------------------------------------------------------------------------------------------------------------------------------
INTERMEDIATE     INSTITUTIONAL      134.6         8.12             2.06        10.79         10.37       5.82           0.62
TERM BOND FUND   RETAIL CLASS A       2.7         7.20             1.80        10.82         10.40       5.36           0.60
------------------------------------------------------------------------------------------------------------------------------------
SHORT TERM       INSTITUTIONAL       65.3         6.21             4.40        10.18         10.01       5.52           0.60
BOND FUND        RETAIL CLASS A        .4         5.70             4.04        10.18         10.00       5.19           0.58
------------------------------------------------------------------------------------------------------------------------------------
SHORT TERM       INSTITUTIONAL       21.8         4.85             3.03        10.23         10.08       3.55           0.46
BOND FUND        RETAIL CLASS A        .2         4.75             2.76        10.25         10.10       3.25           0.43
------------------------------------------------------------------------------------------------------------------------------------
IDAHO MUNICIPAL  INSTITUTIONAL       27.5         7.41             1.31        10.80         10.41       4.55           0.52
BOND FUND        RETAIL CLASS A       5.5         6.39             1.05        10.83         10.44       4.13           0.50
------------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL        INSTITUTIONAL       53.0         5.44               --           --         10.02       4.72           0.12
BOND FUND        RETAIL CLASS A       4.9         6.27               --           --         10.01       4.29           0.15
------------------------------------------------------------------------------------------------------------------------------------



[A bar graph depicting the total returns annualized since inception to January 31, 1997 for The Achievements Funds. The plot points are as follows:]

THE ACHIEVEMENT FUNDS                                    TOTAL RETURN ANNUALIZED
                                                              SINCE INCEPTION
--------------------------------------------------------------------------------
Equity Fund                 Institutional   (12/28/94)            26.25%
                            Retail Class A  (3/6/95)              25.56%
--------------------------------------------------------------------------------
Balanced Fund               Institutional   (12/28/94)            18.18%
                            Retail Class A  (3/6/95)              17.40%
--------------------------------------------------------------------------------
Intermediate Term           Institutional   (12/28/94)             8.12%
Bond Fund                   Retail Class A  (3/6/95)               7.20%
--------------------------------------------------------------------------------
Short Term Bond Fund        Institutional   (12/28/94)             6.21%
                            Retail Class A  (3/6/95)               5.70%
--------------------------------------------------------------------------------
Short Term Municipal        Institutional   (12/28/94)             4.85%
Bond Fund                   Retail Class A  (3/6/95)               4.75%
--------------------------------------------------------------------------------
Idaho Municipal             Institutional   (12/28/94)             7.41%
Bond Fund                   Retail Class A  (3/6/95)               6.39%
--------------------------------------------------------------------------------
Municipal Bond Fund         Institutional   (11/1/96)              5.44%
                            Retail Class A  (11/4/96)              6.27%
--------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENTS PAST RESULTS AND ARE NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. YIELD FLUCTUATES. YIELD REFLECTS THE PORTFOLIO'S EARNING POWER, NET OF FUND EXPENSES.

Investment Adviser's Report                                THE ACHIEVEMENT FUNDS

[PHOTO OF STERLING K. JENSON, PRESIDENT OF FIRST SECURITY
INVESTMENT MANAGEMENT, INC. SITTING IN FRONT OF AN ARCH.]

From the professional investor to the casual observer, the incredible, death-defying stock market both gratified and mystified individuals as it continued it's relentless climb to newer and loftier heights throughout 1996 and into early 1997. In 1996, the Dow Jones Industrial Average (Dow) hit new highs forty-five different days over the year, or on one of every six trading days.

This spectacular bull market seems frightening to many investors today, especially to those with long memories dating back to October, 1987 or even longer yet, the 1973-74 period. Perhaps the most concerned are those who still remember the 1929 through 1933 years.

All the positive catalysts for continued market momentum held strong throughout the past year. Inflation held steadfast at under three percent. The Federal Reserve kept interest rates constant throughout the majority of the year. Corporate earnings grew about ten percent on average, and generally ahead of Wall Street's expectations. Enormous cashflow from mutual fund purchases increased the demand for stocks; it is estimated that nearly $250 billion new dollars poured into mutual funds. Corporate cashflow into stocks through merger and acquisition activities more than doubled the mutual fund inflows with over $570 billion spent by companies to acquire each other. Corporate stock buyback programs also continued at a strong pace. Finally, the fiscal tone in Washington continues pointed toward a balanced budget, capital gains tax reductions, and adjusting of COLA's for entitlement programs. All of these agenda items are favorable for the markets.

STOCK MARKET REVIEW
--------------------------------------------------------------------------------

As a quick refresher, let us recall that the Dow began 1995 at the 3834 level and finished the year at 5117 for a 33.5% price gain. In last year's annual report we mentioned that the market's valuation remained attractive in spite of it's blistering performance and we also stated that we felt the market returns for 1996 could exceed 15%.

Except for minor setbacks in April and July, the stock market rose every month of the year, crossing the 6000 level for the first time on October 14, 1996. The final run began on election day and continued through year-end with the Dow closing 1996 at 6448! January, 1997, the final month of the Achievement Funds' fiscal year, has seen a continuation of the bull market with the Dow reaching the 6813 level by the end of the month.

Signs of mania abound - high price-earnings ratios, low dividend yields, extraordinary trading volumes, and record initial public offerings. Investors seem to be buying stocks because the rewards are there, not because they've found a bargain. Even as the market hits one new high after another, you can hear folks muttering, "this can't go on."

S&P 500 INDEX

[GRAPHIC OMITTED]

A LINE GRAPH DEPICTING THE CHANGE IN PRICE OF THE STANDARD & POOR'S 500 INDEX FROM JANUARY 31, 1996 THROUGH JANUARY 31, 1997. THE PLOT POINTS ARE AS FOLLOWS:


DATE      INDEX LEVEL
1/31/96    636.02
4/30/96    654.17
7/31/96    639.95
10/31/96   705.27
1/31/97    786.16


To the surprise of nearly all the experts, however, this bull market is still alive and stomping. This one continues to be powered by some very strong fundamental and technical factors. Stocks aren't cheap, but that doesn't mean they won't go higher. The price/earnings multiple for the S&P 500 index has grown from 15 times earnings at the end of last year to 18 times earnings presently. Given stable interest rates, moderate economic growth, strong corporate earnings, positive cash flows, a strengthening dollar, and positive fiscal policy, the P/E ratio could expand to 19 or 20 times earnings; earnings that should grow 7 to 8 percent in 1997. Stocks, therefore, have the potential of returning nearly 15 percent again this year.


BOND MARKET REVIEW
--------------------------------------------------------------------------------

Bond prices declined throughout 1996. Total returns for bonds were, in general, only slightly positive with coupon interest returns a little ahead of the principal value declines. The 30 year U.S. Treasury bond yield-to-maturity increased from 5.95% to 6.64%. The robust growth in the economy for the year, with GDP growing at an estimated 3.4%, heightened inflation fears. The reported growth of 4.7% for the fourth quarter of 1996 has further exacerbated the anxieties in bond land, driving the 30-year yield further upward to 6.80% at the end of January, 1997.

LEHMAN AGGREGATE BOND INDEX

[GRAPHIC OMITTED]

A LINE GRAPH DEPICTING THE CHANGE IN PRICE OF THE LEHMAN AGGREGATE BOND INDEX FROM JANUARY 31, 1996 THROUGH JANUARY 31, 1997. THE PLOT POINTS ARE AS FOLLOWS:

DATE     INDEX LEVEL
1/31/96  585.18
4/30/96  564.83
7/31/96  574.23
10/31/96 600.00
1/31/97  607.53

Through this rise in rates, however, the Federal Reserve has held the Fed Funds rate constant over the past year at 5.25%. Reported rates of inflation continue to be rather benign, with all indicators signaling inflation to be running at less than 3%. With

                                                           THE ACHIEVEMENT FUNDS

the economy fully employed, however, each economic statistic reported by the government is being carefully scrutinized for future indications of inflation. Employment cost measures are the figures most seriously considered to determine the forward direction of inflation. At this point we are not factoring in any movement by the Federal Reserve in interest rates over the course of 1997. Therefore, we anticipate that interest rates will trade in a range of 6% to 7% throughout the year, providing bonds the opportunity to generate positive returns, mainly derived from coupon income.

IN SUMMARY
--------------------------------------------------------------------------------

At First Security Investment Management we expect another positive year for stocks in 1997, with returns much lower than the two previous years but still approaching double-digit percentage expansion. Bonds will also generate positive returns mainly from coupon income.



/S/ SIGNATURE
Sterling K. Jenson
PRESIDENT
First Security Investment Management, Inc.
Investment Adviser

Management's Discussion & Analysis
of Fund Performance

THE ACHIEVEMENT EQUITY FUND
--------------------------------------------------------------------------------

The Achievement Equity Fund seeks long-term capital appreciation with current income as a secondary consideration. The Fund should interest investors who seek capital appreciation over the long-term to satisfy a future goal such as retirement. Long-term investing means assuming the risks associated with investing in the stock market in return for expected long-term rewards.

For the fiscal year ending January 31, 1997, the Fund's Institutional Class provided a total return of 20.0%; since inception on December 28, 1994, it is up 62.9%. The S&P 500 Index returned 26.3% for the year ending January 31, 1997.

The Fund invests in medium to large capitalization companies that are seasoned in their businesses through many economic cycles. Selected stocks show good growth in earnings yet are priced attractively in relation to those earnings. The only derivative action allowed in the portfolio is covered-call writing as described in the prospectus. The Fund may write covered-call options as a means of increasing the yield of the portfolio and as a way to provide limited protection against decreases in the market value of portfolio securities. No other derivative products are utilized in managing the Fund.

The portfolio is diversified with the average weighting per stock at less than 2% of the total. Sector weightings will be moderately over- or under-weighted to the S&P 500 Index based on our economic and market outlook. Performance differences between the Fund and the Index will, therefore, be determined by the sector weighting differences and individual stock selections.

Presently, the Achievement Equity Fund is weighted by sector in line with the weightings of the Index, with the exception of a modest underweighting in utilities and a modest overweighting in consumer services.

                                                           THE ACHIEVEMENT FUNDS

                 ACHIEVEMENT EQUITY FUND -- INSTITUTIONAL CLASS

[GRAPHIC OMITTED]

A line graph depicting the total growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $10,000 in the Achievement Equity Fund, Institutional Class from December 31, 1994 through January 31, 1997 as compared with the growth of a $10,000 investment in the Standard & Poor's 500 Composite Index over the same time period. The plot points are as follows:

                                       12/31/94   1/31/95  1/31/96   1/31/97
Equity Fund, Institutional Class        10,000     10,291   13,641   16,369
Standard & Poor's 500 Composite Index   10,000     10,259   14,221   17,965

                   ACHIEVEMENT EQUITY FUND -- RETAIL CLASS A

A line graph depicting the total growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $10,000 in the Achievement Equity Fund, Retail Class A from March 31, 1995 through January 31, 1997 as compared with the growth of a $10,000 investment in the Standard & Poor's 500 Composite Index over the same time period. The plot points are as follows:

                                       3/31/95     1/31/96     1/31/97
Equity Fund, Retail Class A              9,550      11,982      14,345
Standard & Poor's 500 Composite Index   10,000      12,961      16,373

THE ACHIEVEMENT BALANCED FUND
--------------------------------------------------------------------------------
The Achievement Balanced Fund seeks both income and capital appreciation consistent with prudent investment risk. The Fund attempts to "walk the line" between income and growth by taking advantage of the potential for growth offered by stocks and income offered by bonds.

For the fiscal year ending January 31, 1997, the Institutional class of the Fund produced a total return of 12.03%. Its benchmark, the weighted average of the Lehman Intermediate Government/ Corporate Bond Index and the S&P 500 had a total return of 14.94%.

The difference in performance between the Fund and its benchmark can be attributed to stock selection. The absence in the Fund of some of the larger and more expensive stocks that make up the index impacted the funds performance as those stocks performed very well over the last year. The Fund invests in medium to large capitalization companies that demonstrate good growth in earnings yet are priced attractively in relation to those earnings. Some of the best performing stocks in the market last year did not fit the Fund's investment parameters.

The portfolio's bond allocation maintained a slightly longer maturity and duration than the Lehman index. With an average bond allocation of 40%, the longer maturity and duration helped increase the Fund's yield in an otherwise flat year for bonds.

Looking forward, we expect both the bond and stock markets to have positive returns this year. Inflation should remain under control and interest rates should continue their downward trend under this scenario. We do expect the growth rate of earnings to moderate this year, but with a decline in interest rates the moderation in earnings should not be enough to put downward pressure on the stock market. The Fund is positioned for a rising stock market with almost 65% of its assets in equity. The equity portion of the Fund is highly diversified with the average weighting in any individual stock between 1% and 2%. Sector weightings are also conservative with slight variations relative to the S&P 500. The bond portion of the Fund currently has a maturity and duration that is slightly longer than the Lehman Index. This is also a result of our expectation for flat to declining interest rates. The Achievement Balanced Fund will actively change both its asset class allocation and individual security positions in response to any changes in the market or economy.

                                                           THE ACHIEVEMENT FUNDS

                ACHIEVEMENT BALANCED FUND -- INSTITUTIONAL CLASS

[GRAPHIC OMITTED]

A line graph depicting the total growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $10,000 in the Achievement Balanced Fund, Institutional Class from December 31, 1994 through January 31, 1997 as compared with the growth of a $10,000 investment in the Standard & Poor's 500 Composite Index and the Lehman Intermediate Government/Corporate Bond Index over the same time period. The plot points are as follows:

                                      12/31/94   1/31/95  1/31/96  1/31/97
Balanced Fund, Institutional Class     10,000     10,231   12,702   14,230
Standard & Poor's 500 Composite Index  10,000     10,259   14,221   17,965
Lehman Intermediate
  Government/Corporate Bond Index      10,000     10,168   11,630   12,045

                   ACHIEVEMENT BALANCED FUND -- RETAIL CLASS A

A line graph depicting the total growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $10,000 in the Achievement Balanced Fund, Retail Class A from March 31, 1995 through January 31, 1997 as compared with the growth of a $10,000 investment in the Standard & Poor's 500 Composite Index and the Lehman Intermediate Government/Corporate Bond Index over the same time period. The plot points are as follows:

                                      3/31/95    1/31/96     1/31/97
Balanced Fund, Retail Class A           9,550     11,377      12,720
Standard & Poor's 500 Composite Index  10,000     12,961      16,373
Lehman Intermediate
  Government/Corporate Bond Index      10,000     11,142      11,540

THE ACHIEVEMENT INTERMEDIATE TERM BOND FUND
--------------------------------------------------------------------------------
The Achievement Intermediate Term Bond Fund seeks to provide income consistent with prudent investment risk and maintenance of appropriate liquidity. Fund volatility is managed based upon economic, capital market, and interest rate expectations.

The Fund should be considered by investors desiring a relatively stable income-producing investment with managed volatility and who prefer a mutual fund comprised of investment grade securities. The Fund could be used on a stand-alone basis or as an integral part of a portfolio utilizing asset allocation methods.

Individual bond purchases are based upon credit quality, liquidity, and yield-to-maturity spreads over comparable risk-free investments. Additionally, they are analyzed for their individual impact on the Fund as a whole in regards to average maturity, duration, allocation, sector weighting, and diversification.

Interest rates increased by 93 to 103 basis points (.93% to 1.03%) in the two to ten year range of the U.S. Treasury yield curve over the past twelve months. Treasury bonds with maturities longer than ten years actually had negative total returns due to the increase in rates. The result of this upward change in interest rates was a total return somewhat below the coupon yield. The total return for the Institutional Class of the Fund for the fiscal year ending January 31, 1997 was 2.06% and 7.68% on average for the past two fiscal years. The Fund performed in line with the Lipper Intermediate Government Index which had a total return of 2.48% and 8.28% for the same time periods. In comparison, the Lehman Intermediate Government/Corporate Bond Index posted a return of 3.53% for the fiscal year and 8.74% on average for the past two fiscal years.

The 1996 economy was somewhat stronger than had been expected at the beginning of the year triggering concerns of possible increases in the rate of inflation. However, due to a lack of inflationary pressure, the Fed Funds target rate, now at 5.25%, has remained unchanged for a year.

Our expectation is for a slower growth economy as we proceed through 1997 allowing for continued low inflation and an interest rate as measured by the 30 year U.S. Treasury to be in a range of 6% to 7% with a downward bias towards the end of the year. Continued foreign demand for U.S. debt instruments and an outlook for continued reduction of the budget deficit should continue to be positive supports. The Intermediate Term Bond Fund is structured to take advantage of these expectations.

                                                           THE ACHIEVEMENT FUNDS

         ACHIEVEMENT INTERMEDIATE TERM BOND FUND -- INSTITUTIONAL CLASS

[GRAPHIC OMITTED]

A line graph depicting the total growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $10,000 in the Achievement Intermediate Term Bond Fund, Institutional Class from December 31, 1994 through January 31, 1997 as compared with the growth of a $10,000 investment in the Lehman Intermediate Government/Corporate Bond Index over the same time period. The plot points are as follows:
                                  12/31/94   1/31/95  1/31/96  1/31/97
Intermediate Term Bond Fund,
  Institutional Class              10,000     10,147   11,529   11,767
Lehman Intermediate
  Government/Corporate Bond Index  10,000     10,168   11,630   12,045

            ACHIEVEMENT INTERMEDIATE TERM BOND FUND -- RETAIL CLASS A

[GRAPHIC OMITTED]

A line graph depicting the total growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $10,000 in the Achievement Intermediate Term Bond Fund, Retail Class A from March 31, 1995 through January 31, 1997 as compared with the growth of a $10,000 investment in the Lehman Intermediate Government/Corporate Bond Index over the same time period. The plot points are as follows:
                                                     3/31/95   1/31/96  1/31/97
Intermediate Term Bond Fund, Retail Class A            9,650    10,693   10,886
Lehman Intermediate Government/Corporate Bond Index   10,000    11,142   11,540

THE ACHIEVEMENT SHORT TERM BOND FUND
--------------------------------------------------------------------------------

The objective of The Achievement Short Term Bond Fund is to preserve principal value and maintain a high degree of liquidity while providing current income. The Fund should be considered by those investors who seek a high-quality, relatively stable income-producing investment and are willing to accept a moderate degree of risk.

The Fund seeks to achieve a total return over time greater than that of the average money market fund. Using the 3 month T-bill as a proxy for money market funds, the average total return for the past fiscal year is approximately 5.10% and 5.35% on average for the past two fiscal years. For the fiscal year ending January 31, 1997, the Institutional Class of the Fund posted a total return of 4.40% and an average of 6.09% for the past two fiscal years. As an additional comparison, the Salomon One Year Treasury Benchmark-on the-Run returned 6.60% and 5.52% over the same time periods respectively.

The general economy, the direction of interest rates, and the Federal Reserve's action remain the primary factors that will continue to influence the Fund.

                                                           THE ACHIEVEMENT FUNDS

             ACHIEVEMENT SHORT TERM BOND FUND -- INSTITUTIONAL CLASS

[GRAPHIC OMITTED]

A line graph depicting the total growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $10,000 in the Achievement Short Term Bond Fund, Institutional Class from December 31, 1994 through January 31, 1997 as compared with the growth of a $10,000 investment in the Salomon 1-Year Treasury Benchmark on-the-Run over the same time period. The plot points are as follows:
                                     12/31/94 1/31/95  1/31/96  1/31/97
Short Term Bond Fund,
  Institutional Class                 10,000   10,062   10,847   11,324
Salomon 1-Year Treasury Benchmark
  on-the-Run                          10,000   10,101   10,879   11,478

               ACHIEVEMENT SHORT TERM BOND FUND -- RETAIL CLASS A

[GRAPHIC OMITTED]

A line graph depicting the total growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $10,000 in the Achievement Short Term Bond Fund, Retail Class A from March 31, 1995 through January 31, 1997 as compared with the growth of a $10,000 investment in the Salomon 1-Year Treasury Benchmark on-the-Run over the same time period. The plot points are as follows:

                                                    3/31/95   1/31/96  1/31/97
Short Term Bond Fund, Retail Class A                  9,850    10,460   10,883
Salomon 1-Year Treasury Benchmark on-the-Run         10,000    10,613   11,198

THE ACHIEVEMENT SHORT TERM MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

The Achievement Short Term Municipal Bond Fund seeks to provide as high a level of current income that is exempt from Federal income tax as is consistent with the preservation of capital. The Fund holds high quality bonds in the portfolio. 43% of the bonds held by the Fund are rated AAA; 28.5% are AA, and none are lower than A. The Fund holds 42 issues representing 25 states, with only two states, Texas and Wisconsin, representing more than 5% of the total.

As interest rates rose in 1996, the Fund's weighted average maturity was maintained at about 2 1/2 years to preserve principal value. In line with the overall tax-exempt bond market, the Fund's 30 day SEC yield rose from 3.38% to 3.55% over the course of the fiscal year ending January 31, 1997. The Fund was therefore able to maintain its record of "never having had a negative quarter" based on its total return. As of the fiscal year end, 100% of the Fund's investments were exempt from Federal income taxes and the Alternative Minimum Tax (A.M.T.).

This Fund was not conceived as a "stand alone" investment but rather as a part of an overall financial plan to be used in tandem with other investments. The Fund imparts a degree of stability to an entire portfolio while at the same time providing a steady flow of monthly income that is exempt from Federal income taxes, an advantage versus most short term cash equivalents.

Further, during periods of rising rates and volatile stock and bond prices, the Fund's stability factor is a desirable attribute. As we all know, the "Goldilocks Days" of the U.S. economy and the financial markets will not last forever. When that point is reached, the Fund's "safe haven" features will become quite valuable.

                                                           THE ACHIEVEMENT FUNDS

        ACHIEVEMENT SHORT TERM MUNICIPAL BOND FUND -- INSTITUTIONAL CLASS

[GRAPHIC OMITTED]

A line graph depicting the total growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $10,000 in the Achievement Short Term Municipal Bond Fund, Institutional Class from December 31, 1994 through January 31, 1997 as compared with the growth of a $10,000 investment in the Lehman Brothers 1-Year Municipal Bond Index over the same time period. The plot points are as follows:
                                    12/31/94 1/31/95  1/31/96  1/31/97
Short Term Municipal Bond Fund,
  Institutional Class                10,000   10,040   10,714   11,038
Lehman 1-Year Municipal Bond Index   10,000   10,051   10,709   11,175

          ACHIEVEMENT SHORT TERM MUNICIPAL BOND FUND -- RETAIL CLASS A

[GRAPHIC OMITTED]

A line graph depicting the total growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $10,000 in the Achievement Short Term Municipal Bond Fund, Retail Class A from March 31, 1995 through January 31, 1997 as compared with the growth of a $10,000 investment in the Lehman Brothers 1-Year Municipal Bond Index over the same time period. The plot points are as follows:
                                                   3/31/95   1/31/96  1/31/97
Short Term Municipal Bond Fund, Retail Class A       9,850    10,382   10,669
Lehman 1-Year Municipal Bond Index                  10,000    10,513   10,971

THE ACHIEVEMENT IDAHO MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

The Achievement Idaho Municipal Bond Fund seeks to provide as high a level of current income exempt from Federal and Idaho State income taxes as is consistent with the preservation of capital. During the past year, the income payout was essentially 100% double tax-exempt (a tiny amount was derived from money market mutual funds, which are subject to Idaho tax) with a total capital gain payout of $0.057 per share. Of the capital gains, 60% were paid in October and 40% in December; both were taxable at the capital gains rate. Total payouts were:

                   Tax-Exempt Income             $0.46/share
                   Capital Gains                 $0.057/share
                   -------------------------------------------
                   TOTAL PAYOUT                  $0.517/SHARE

In the fiscal year ending January 31, 1997, the Fund extended its weighted average maturity from 11.61 to 14.56 years. The SEC 30-day yield rose from 4% to 4.55%, an increase of 13.8% over the 12 months ending January 31, 1997. This was the result of a change in the Fund's prospectus effective in early October 1996, which allowed maturities to be extended beyond the previous 12 year average, thereby enabling the Fund to generate more interest income.

At fiscal year end, the Fund owned 87 issues, 86 of which (99.25%) were Idaho municipal bonds. 73% were General Obligation bonds, 5% higher education revenue bonds, 3.4% health care revenue bonds, 3% housing bonds (also subject to A.M.T.), 3% industrial revenue bonds, with the balance of the Fund made up of water and sewer revenue bonds, Tax Anticipation Notes (TANS), and other miscellaneous revenue bonds. At the end of the fiscal year, 72.9% of the Fund's issues were rated AAA, 11.8% rated AA, and 15.3% rated A. The Fund may hold up to 20% of its assets in BBB rated bonds, but there are none in the portfolio at this time. 25.4% of the Fund's bonds mature in less than 10 years, 68.2% in 10 to 20 years, and 6.4% in 20 years or more. In 1997 the Fund hopes to continue to provide a steady monthly flow of double tax-exempt income derived from a high quality portfolio of Idaho municipal bonds, which were issued to improve the education and general quality of life for Idaho residents.

                                                           THE ACHIEVEMENT FUNDS

          ACHIEVEMENT IDAHO MUNICIPAL BOND FUND -- INSTITUTIONAL CLASS

[GRAPHIC OMITTED]

A line graph depicting the total growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $10,000 in the Achievement Idaho Municipal Bond Fund, Institutional Class from December 31, 1994 through January 31, 1997 as compared with the growth of a $10,000 investment in the Lehman Brothers 5-Year Municipal Index and the Lehman Brothers 10-Year Municipal Index over the same time period. The plot points are as follows:

                                   12/31/94 1/31/95  1/31/96  1/31/97
Idaho Municipal Bond Fund,
  Institutional Class               10,000   10,179   11,470   11,620
Lehman 5-Year Municipal Index       10,000   10,124   11,275   11,676
Lehman 10-Year Municipal Index      10,000   10,259   11,835   12,296

             ACHIEVEMENT IDAHO MUNICIPAL BOND FUND -- RETAIL CLASS A

[GRAPHIC OMITTED]

A line graph depicting the total growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $10,000 in the Achievement Idaho Municipal Bond Fund, Retail Class A from March 31, 1995 through January 31, 1997 as compared with the growth of a $10,000 investment in the Lehman Brothers 5-Year Municipal Index and the Lehman Brothers 10-Year Municipal Index over the same time period. The plot points are as follows:

                                            3/31/95   1/31/96  1/31/97
Idaho Municipal Bond Fund, Retail Class A     9,600    10,566   10,677
Lehman 5-Year Municipal Index                10,000    10,835   11,221
Lehman 10-Year Municipal Index               10,000    11,069   11,500

THE ACHIEVEMENT MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

The investment objective of the Achievement Municipal Bond Fund is to provide as high a level of current income that is exempt from Federal income tax as is consistent with the preservation of capital.

The Fund commenced operations as a mutual fund on November 1, 1996, and therefore only has one fiscal quarter in the fiscal year ended January 31, 1997. The current structure of the Fund by quality is as follows: AAA, 49.9%; AA, 34.0%; and A, 16.1%. The Fund may own BBB rated issues up to 20% of the assets in the portfolio, but none have been purchased thus far. The bond maturities held by the Fund are as follows: 1 to 10 years, 16.6%; 11 to 20 years, 67.4%; and more than 20 years, 16%.

The Fund is a national fund and owns issues representing 30 states, with approximately equal amounts held in each of the four quadrants of the U.S.A. Only two states represent more than 5% of the total: Texas and Washington with 7% each.

The tax-exempt bond market has suffered through two trying years. In 1995, the municipal market had to recover from the Orange County, California default and was adversely impacted in 1996 by Steve Forbes's "flat tax" proposals in the Republican Primary elections.

We do not foresee anything of a similar nature on the horizon in 1997. However, state credits may be adversely affected by financial pressures resulting from welfare reform, as much of that expense is being forced back to the state level. Consequently, of 56 issues held, only 4 are direct obligations of a state or state muni bond bank. The balance depend largely upon local credits or other defined sources of revenue.

The Fund hopes to achieve its investment goal of providing shareholders with a steady flow of relatively high monthly income payouts, which are 100% exempt from Federal income taxes. At this time, the municipal bond yield curve is relatively flat in the 20 to 30 year maturity range. Since we believe that the interest rate risk of investing in bonds with maturities in this range outweighs the incremental gain in yield, the Fund's new investments are in the 15 to 20 year maturities. As market conditions change, the Fund's investment strategy will adjust, an advantage of a mutual fund versus individual bond holdings.

                                                     THE ACHIEVEMENT FUNDS TRUST

JANUARY 31, 1997
Statement of Net Assets

--------------------------------------------------------------------------------
EQUITY FUND
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

PIE CHART DEPICTING THE ASSET ALLOCATION AS OF JANUARY 31, 1997 FOR THE ACHIEVEMENT EQUITY FUND. THE BREAKDOWN IS AS FOLLOWS:

CHEMICALS AND DRUGS                    11.7%
CONSUMER PRODUCTS                       8.0%
DURABLE GOODS                          30.0%
FINANCIAL                              12.8%
OIL-ENERGY                              9.8%
RETAIL                                  6.3%
UTILITIES                               8.1%
OTHER                                  13.3%
% OF TOTAL PORTFOLIO INVESTMENTS

--------------------------------------------------------------------------------
                                                  MARKET
DESCRIPTION                        SHARES       VALUE (000)
--------------------------------------------------------------------------------

COMMON STOCKS -- 95.6%
   AGRICULTURE -- 1.0%
     Dole Food                     50,000        $  1,862
                                                 --------
   AEROSPACE -- 2.6%
     Boeing                        20,000           2,143
     Lockheed Martin               27,000           2,484
                                                 --------
                                                    4,627
                                                 --------
   AUTOMOTIVE -- 0.7%
     Ford Motor                    38,000           1,221
                                                 --------
   BANKS -- 6.6%
     Banc One                      50,000           2,269
     BankAmerica                   26,500           2,958
     Barnett Banks of Florida      22,000             968
     Chase Manhattan Bank          13,800           1,276
     Citicorp                      15,000           1,746
     NationsBank                   26,000           2,808
                                                 --------
                                                   12,025
                                                 --------
   BEAUTY PRODUCTS -- 2.0%
     Gillette                      23,000           1,874
     Procter & Gamble              15,000           1,733
                                                 --------
                                                    3,607
                                                 --------
   CHEMICALS -- 2.5%
     B.F. Goodrich                 60,000           2,460
     Monsanto                      55,000           2,083
                                                 --------
                                                    4,543
                                                 --------
--------------------------------------------------------------------------------
                                                  MARKET
DESCRIPTION                        SHARES       VALUE (000)
--------------------------------------------------------------------------------
   COMMUNICATIONS EQUIPMENT -- 1.7%
     GTE                           67,000        $  3,149
                                                 --------
   COMPUTERS & SERVICES -- 3.1%
     Cisco Systems*                22,852           1,594
     Hewlett Packard               29,000           1,526
     International Business
       Machines                    15,800           2,485
                                                 --------
                                                    5,605
                                                 --------
   COMPUTER SOFTWARE -- 2.1%
     Microsoft*                    25,000           2,550
     Oracle Systems*               32,000           1,244
                                                 --------
                                                    3,794
                                                 --------
   CONSUMER PRODUCTS -- 0.8%
     Nike                          21,000           1,425
                                                 --------
   DRUGS -- 8.4%
     Abbott Laboratories           24,600           1,338
     Eli Lilly                     28,500           2,483
     Genzyme*                      86,000           2,408
     Merck                         21,500           1,951
     Pfizer                        26,000           2,415
     Schering Plough               25,000           1,891
     Smithkline Beecham ADR        37,919           2,740
                                                 --------
                                                   15,226
                                                 --------
   ELECTRICAL UTILITIES -- 1.7%
     DTE Energy                    45,000           1,412
     Texas Utilities               40,000           1,620
                                                 --------
                                                    3,032
                                                 --------
   ELECTRONICS -- 1.0%
     Allen Group                   76,865           1,883
                                                 --------
   ENTERTAINMENT -- 2.1%
     Viacom, Class B*              56,000           1,918
     Walt Disney                   25,000           1,831
                                                 --------
                                                    3,749
                                                 --------
   ENVIRONMENTAL SERVICES -- 0.9%
     WMX Technologies              43,000           1,575
                                                 --------
   FINANCIAL SERVICES -- 3.3%
     American Express              33,000           2,058
     Federal National Mortgage
       Association                 53,000           2,093
     Imperial Credit Industries*   87,724           1,919
                                                 --------
                                                    6,070
                                                 --------
(CONTINUED)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

JANUARY 31, 1997
STATEMENT OF NET ASSETS
EQUITY FUND(CONCLUDED)
--------------------------------------------------------------------------------
                                                  MARKET
DESCRIPTION                        SHARES       VALUE (000)
--------------------------------------------------------------------------------

   FOOD, BEVERAGE & TOBACCO -- 4.3%
     Campbell's Soup               18,400      $    1,527
     Coca Cola                     33,000           1,910
     ConAgra                       30,000           1,515
     PepsiCo                       80,000           2,790
                                                 --------
                                                    7,742
                                                 --------
   GAS/NATURAL GAS -- 1.6%
     Coastal                       60,000           2,903
                                                 --------
   HOME IMPROVEMENT PRODUCTS -- 1.0%
     Armstrong World Industries    25,000           1,775
                                                 --------
   HOTELS & LODGING -- 0.9%
     Hilton Hotels                 57,000           1,624
                                                 --------
   INSURANCE -- 1.7%
     American International Group  14,400           1,744
     General Re                     8,200           1,324
                                                 --------
                                                    3,068
                                                 --------
   MACHINERY -- 6.0%
     Case                          26,000           1,378
     General Electric              53,000           5,459
     Harnischfeger Industries      40,000           1,775
     Tyco Labs                     40,000           2,285
                                                 --------
                                                   10,897
                                                 --------
   MEDICAL PRODUCTS & SERVICES-- 5.4%
     Columbia/HCA Healthcare       45,000           1,777
     Genesis Health Ventures*      46,000           1,438
     Guidant                       32,500           1,812
     Johnson & Johnson             43,000           2,478
     Medtronic                     32,977           2,259
                                                 --------
                                                    9,764
                                                 --------
   METALS & MINING -- 2.4%
     Aluminum Company of America   25,000           1,725
     Titanium Metals*              90,000           2,644
                                                 --------
                                                    4,369
                                                 --------
   MISCELLANEOUS BUSINESS SERVICES -- 1.0%
     Electronic Data Systems       38,000           1,748
                                                 --------
   PETROLEUM & FUEL PRODUCTS -- 1.2%
     Phillips Petroleum            51,000           2,250
                                                 --------

--------------------------------------------------------------------------------
                                                  MARKET
DESCRIPTION                        SHARES       VALUE (000)
--------------------------------------------------------------------------------
   PETROLEUM REFINING -- 5.4%
     Amoco                         35,000 $         3,045
     Chevron                       21,000           1,394
     Exxon                         20,000           2,072
     Mobil                         25,000           3,281
                                                 --------
                                                    9,792
                                                 --------
   PRINTING & PUBLISHING -- 1.2%
     McGraw-Hill                   45,000           2,239
                                                 --------
   RAILROADS -- 0.9%
     Union Pacific                 28,000           1,680
                                                 --------
   REAL ESTATE INVESTMENT TRUST -- 2.2%
     Innkeepers USA Trust         148,578           1,969
     Security Capital Industrial
       Trust                       94,400           2,006
                                                 --------
                                                    3,975
                                                 --------
   RETAIL -- 6.2%
     Albertson's                   50,000           1,750
     Gap Stores                    64,000           1,840
     Sears Roebuck                 60,000           2,880
     Wal-mart Stores               81,000           1,924
     Warnaco Group, Class A        51,000           1,390
     Wendys International          70,000           1,540
                                                 --------
                                                   11,324
                                                 --------
   SEISMOLOGY -- 1.6%
     Schlumberger                  25,100           2,789
                                                 --------
   SEMI-CONDUCTOR\INSTRUMENTS-- 5.2%
     Altera*                       36,000           1,557
     Analog Devices*               97,666           2,820
     Intel                         22,000           3,569
     Xilinx*                       33,000           1,502
                                                 --------
                                                    9,448
                                                 --------
   TELEPHONES & TELECOMMUNICATION -- 6.0%
     Bellsouth                     29,000           1,287
     Lucent Technologies           45,000           2,441
     MCI Communications            80,000           2,810
     Motorola                      23,000           1,570
     Worldcom*                    110,000           2,764
                                                 --------
                                                   10,872
                                                 --------
   TRUCKING -- 0.9%
     USFreightways                 67,000           1,700
                                                 --------
TOTAL COMMON STOCKS
   (Cost $138,245)                                173,352
                                                 --------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                     THE ACHIEVEMENT FUNDS TRUST
--------------------------------------------------------------------------------
                                   SHARES         MARKET
DESCRIPTION                         (000)       VALUE (000)
--------------------------------------------------------------------------------

CASH EQUIVALENTS -- 4.2%
     SEI Daily Income Trust Money
       Market Portfolio             3,728        $  3,728
     SEI Daily Income Trust Prime
       Obligation Portfolio         3,937           3,937
                                                 --------
TOTAL CASH EQUIVALENTS
   (Cost $7,665)                                    7,665
                                                 --------
TOTAL INVESTMENTS -- 99.8%
   (Cost $145,910)                                181,017
                                                 --------
OTHER ASSETS AND LIABILITIES, NET-- 0.2%              316
                                                 --------
NET ASSETS:
Portfolio Shares of Institutional Class
   (unlimited authorization -- no par
   value) based on 12,630,846
   outstanding shares of beneficial interest      132,812
Portfolio Shares of Retail Class A
   (unlimited authorization -- no par value)
   based on 292,014 outstanding shares of
   beneficial interest                              3,632
Distributions in excess of net
   investment income                                  (14)
Accumulated net realized gain on investments        9,796
Net unrealized appreciation on investments         35,107
                                                 --------
TOTAL NET ASSETS-- 100.0%                        $181,333
                                                 ========

NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- INSTITUTIONAL CLASS          $14.03
                                                 ========

NET ASSET VALUE AND REDEMPTION PRICE
   PER SHARE -- RETAIL CLASS A                     $14.04
                                                  ========

MAXIMUM OFFERING PRICE PER SHARE --
   RETAIL CLASS A ($14.04/95.5%)                   $14.70
                                                 =========

--------------------------------------------------------------------------------
* NON-INCOME PRODUCING SECURITY
ADR -- AMERICAN DEPOSITORY RECEIPT

--------------------------------------------------------------------------------
BALANCED FUND
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

PIE CHART DEPICTING THE ASSET ALLOCATION AS OF JANUARY 31, 1997 FOR THE ACHIEVEMENT BALANCED FUND. THE BREAKDOWN IS AS FOLLOWS:

COMMON STOCKS                          64.0%
U.S. GOVERNMENT SECURITIES             19.4%
CORPORATE SECURITIES                   14.6%
OTHER                                   2.0%
% OF TOTAL PORTFOLIO INVESTMENTS
--------------------------------------------------------------------------------
                                    FACE          MARKET
DESCRIPTION                     AMOUNT (000)    VALUE (000)
--------------------------------------------------------------------------------

U.S. TREASURY OBLIGATIONS -- 18.7%
     U.S. Treasury Notes
       8.125%, 02/15/98            $2,000        $  2,048
       7.875%, 04/15/98             2,500           2,562
       7.000%, 04/15/99             2,500           2,553
       8.000%, 08/15/99             2,000           2,091
       7.750%, 11/30/99             2,500           2,607
       7.750%, 02/15/01             2,500           2,635
       7.875%, 08/15/01             2,500           2,657
       7.500%, 05/15/02             2,500           2,635
       6.250%, 02/15/03             2,500           2,488
       7.250%, 05/15/04             2,500           2,617
       7.875%, 11/15/04             2,500           2,713
       7.500%, 02/15/05             2,000           2,126
                                                 --------
TOTAL U.S. TREASURY OBLIGATIONS
   (Cost $28,578)                                  29,732
                                                 --------

U.S. GOVERNMENT AGENCY OBLIGATIONS -- 0.6%
     Federal Home Loan Bank
       6.490%, 09/08/97             1,000           1,004
                                                 --------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
   (Cost $992)                                      1,004
                                                 --------

(CONTINUED)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

JANUARY 31, 1997
STATEMENT OF NET ASSETS
BALANCED FUND(CONTINUED)
--------------------------------------------------------------------------------
                                                  MARKET
DESCRIPTION                        SHARES       VALUE (000)
--------------------------------------------------------------------------------

ASSET-BACKED SECURITIES -- 1.8%
     Olympic Automobile Receivables Trust
       Series 1995-E, Class A5
       5.950%, 11/15/01           $ 1,325        $  1,311
     American Southwest Financial
       Securities Series 1996-FHA1, Class A
       7.000%, 11/25/38             1,500           1,500
                                                 --------
TOTAL ASSET-BACKED SECURITIES
   (Cost $2,834)                                    2,811
                                                 --------

CORPORATE BONDS -- 12.8%
   FINANCE -- 8.3%
     Aetna Services
       7.125%, 08/15/06             1,500           1,498
     Associates of
     North America MTN
       8.420%, 01/05/00             2,000           2,103
     Banc One
       7.250%, 08/01/02             1,500           1,534
     BankAmerica MTN
       7.125%, 05/12/05             2,000           2,007
     Bear Stearns MTN
       5.913%, 12/03/99             2,000           2,000
     First Union
       7.500%, 07/15/06             2,000           2,055
     Ford Motor Credit
       7.750%, 10/01/99             2,000           2,065
                                                 --------
                                                   13,262
                                                 --------
   INDUSTRIAL -- 4.5%
     Exxon Capital
       7.875%, 08/15/97             2,000           2,024
     Lucent Technologies
       7.250%, 07/15/06             2,000           2,035
     Philip Morris
       7.250%, 09/15/01             2,000           2,032
     Seagram YB
       6.500%, 04/01/03             1,000             984
                                                 --------
                                                    7,075
                                                 --------
TOTAL CORPORATE BONDS
   (Cost $19,995)                                  20,337
                                                 --------

COMMON STOCKS -- 63.5%
   AGRICULTURE -- 1.2%
     Dole Food                     50,000           1,862
                                                 --------
--------------------------------------------------------------------------------
                                                  MARKET
DESCRIPTION                        SHARES       VALUE (000)
--------------------------------------------------------------------------------
   AEROSPACE -- 1.7%
     Boeing                         8,000        $    857
     Lockheed Martin               20,000           1,840
                                                 --------
                                                    2,697
                                                 --------
   AUTOMOTIVE -- 0.4%
     Ford Motor                    22,000             707
                                                 --------
   BANKS -- 3.9%
     Banc One                      24,400           1,107
     BankAmerica                   13,000           1,451
     Barnett Banks of Florida      18,000             792
     Chase Manhattan Bank           8,000             740
     Citicorp                       7,500             873
     NationsBank                   12,000           1,296
                                                 --------
                                                    6,259
                                                 --------
   BEAUTY PRODUCTS -- 1.1%
     Gillette                       9,500             774
     Procter & Gamble               9,000           1,040
                                                 --------
                                                    1,814
                                                 --------
   CHEMICALS -- 1.6%
     B.F. Goodrich                 29,100           1,193
     Monsanto                      37,500           1,420
                                                 --------
                                                    2,613
                                                 --------
   COMMUNICATIONS EQUIPMENT -- 1.1%
     GTE                           38,000           1,786
                                                 --------
   COMPUTERS & SERVICES -- 2.2%
     Cisco Systems*                18,491           1,290
     Hewlett Packard               18,000             947
     International Business
       Machines                     8,000           1,258
                                                 --------
                                                    3,495
                                                 --------
   COMPUTER SOFTWARE -- 1.3%
     Microsoft*                    14,000           1,428
     Oracle Systems*               18,000             700
                                                 --------
                                                    2,128
                                                 --------
   CONSUMER PRODUCTS -- 0.5%
     Nike                          10,500             713
                                                 --------
   DRUGS -- 5.5%
     Abbott Laboratories           17,500             952
     Eli Lilly                     14,300           1,246
     Genzyme*                      60,000           1,680
     Merck                         13,000           1,180

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
24

                                                    THE ACHIEVEMENT FUNDS TRUST
--------------------------------------------------------------------------------
                                                  MARKET
DESCRIPTION                        SHARES         VALUE (000)
--------------------------------------------------------------------------------
DRUGS (CONTINUED)
     Pfizer                        16,000        $  1,486
     Schering Plough               14,000           1,059
     Smithkline Beecham ADR        16,000           1,156
                                                 --------
                                                    8,759
                                                 --------
   ELECTRICAL UTILITIES -- 1.8%
     DTE Energy                    40,000           1,255
     Texas Utilities               40,000           1,620
                                                 --------
                                                    2,875
                                                 --------
   ELECTRONICS -- 1.0%
     Allen Group                   67,435           1,652
                                                 --------
   ENTERTAINMENT -- 1.1%
     Viacom, Class B*              23,000             788
     Walt Disney                   13,000             952
                                                 --------
                                                    1,740
                                                 --------
   ENVIRONMENTAL SERVICES -- 0.6%
     WMX Technologies              25,000             916
                                                 --------
   FINANCIAL SERVICES -- 2.3%
     American Express              28,000           1,746
     Federal National Mortgage
       Association                 20,500             810
     Imperial Credit Industries*   51,276           1,122
                                                 --------
                                                    3,678
                                                 --------
   FOOD, BEVERAGE & TOBACCO -- 3.0%
     Campbell's Soup               10,000             830
     Coca Cola                     31,000           1,794
     ConAgra                       14,000             707
     PepsiCo                       40,000           1,395
                                                 --------
                                                    4,726
                                                 --------
   GAS/NATURAL GAS -- 1.4%
     Coastal                       46,000           2,225
                                                 --------
   HOME IMPROVEMENT PRODUCTS -- 0.6%
     Armstrong World Industries    14,000             994
                                                 --------
   HOTELS & LODGING -- 0.6%
     Hilton Hotels                 31,000             883
                                                 --------
   INSURANCE -- 1.1%
     American International Group   8,000             969
     General Re                     5,000             807
                                                 --------
                                                    1,776
                                                 --------
--------------------------------------------------------------------------------
                                                  MARKET
DESCRIPTION                        SHARES       VALUE (000)
--------------------------------------------------------------------------------
   MACHINERY -- 3.7%
     Case                          20,000        $  1,060
     General Electric              25,000           2,575
     Harnischfeger Industries      23,750           1,054
     Tyco Labs                     22,000           1,257
                                                 --------
                                                    5,946
                                                 --------
   MEDICAL PRODUCTS & SERVICES-- 3.2%
     Columbia/HCA Healthcare       23,500             928
     Genesis Health Ventures*      22,000             687
     Guidant                       18,000           1,003
     Johnson & Johnson             24,000           1,383
     Medtronic                     16,141           1,106
                                                 --------
                                                    5,107
                                                 --------
   METALS & MINING -- 1.5%
     Aluminum Company of America   16,000           1,104
     Titanium Metals*              43,000           1,263
                                                 --------
                                                    2,367
                                                 --------
   MISCELLANEOUS BUSINESS SERVICES -- 0.7%
     Electronic Data Systems       24,000           1,104
                                                 --------
   PETROLEUM & FUEL PRODUCTS -- 0.6%
     Phillips Petroleum            23,000           1,015
                                                 --------
   PETROLEUM REFINING -- 4.1%
     Amoco                         20,000           1,740
     Chevron                       13,000             863
     Exxon                         12,000           1,243
     Mobil                         20,000           2,625
                                                 --------
                                                    6,471
                                                 --------
   PRINTING & PUBLISHING -- 1.0%
     McGraw-Hill                   30,000           1,493
                                                 --------
   RAILROADS -- 0.6%
     Union Pacific                 16,000             960
                                                 --------
   REAL ESTATE INVESTMENT TRUST -- 1.5%
     Innkeepers USA Trust          89,142           1,181
     Security Capital
       Industrial Trust            55,927           1,188
                                                 --------
                                                    2,369
                                                 --------

(CONTINUED)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

JANUARY 31, 1997
STATEMENT OF NET ASSETS
BALANCED FUND(CONCLUDED)
--------------------------------------------------------------------------------
                                 SHARES/FACE      MARKET
DESCRIPTION                     AMOUNT (000)    VALUE (000)
--------------------------------------------------------------------------------
   RETAIL -- 4.4%
     Albertson's                   46,000        $  1,610
     Gap Stores                    30,000             862
     Sears Roebuck                 40,000           1,920
     Wal-mart Stores               36,000             855
     Warnaco Group, Class A        31,000             845
     Wendys International          40,000             880
                                                 --------
                                                    6,972
                                                 --------
   SEISMOLOGY -- 0.4%
     Schlumberger                   5,000             556
                                                 --------
   SEMI-CONDUCTORS/INSTRUMENTS-- 3.0%
     Altera*                       22,000             951
     Analog Devices*               45,333           1,309
     Intel                         10,000           1,623
     Xilinx*                       21,000             956
                                                 --------
                                                    4,839
                                                 --------
   TELEPHONES & TELECOMMUNICATION -- 4.0%
     Bellsouth                     22,000             976
     Lucent Technologies           22,000           1,194
     MCI Communications            46,000           1,616
     Motorola                      18,000           1,229
     Worldcom*                     55,000           1,382
                                                 --------
                                                    6,397
                                                 --------
   TRUCKING -- 0.8%
     USFreightways                 50,000           1,269
                                                 --------
TOTAL COMMON STOCKS
   (Cost $79,875)                                 101,163
                                                 --------

CASH EQUIVALENTS -- 1.9%
     SEI Daily Income Trust Money
       Market Portfolio             2,912           2,912
     SEI Daily Income Trust Prime
       Obligation Portfolio           144             144
                                                 --------
TOTAL CASH EQUIVALENTS
   (Cost $3,056)                                    3,056
                                                 --------
TOTAL INVESTMENTS -- 99.3%
   (Cost $135,330)                                158,103
                                                 --------
OTHER ASSETS AND LIABILITIES, NET-- 0.7%            1,087
                                                 --------

--------------------------------------------------------------------------------
                                                  MARKET
DESCRIPTION                                     VALUE (000)
--------------------------------------------------------------------------------

NET ASSETS:
Portfolio Shares of Institutional Class
   (unlimited authorization -- no par
   value) based on 13,013,143 outstanding
   shares of beneficial interest                 $132,364
Portfolio Shares of Retail Class A (unlimited
   authorization -- no par value) based on
   239,405 outstanding shares of
   beneficial interest                              2,769
Undistributed net investment income                    41
Accumulated net realized gain on investments        1,243
Net unrealized appreciation on investments         22,773
                                                 --------
TOTAL NET ASSETS-- 100.0%                        $159,190
                                                 ========

NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE-- INSTITUTIONAL CLASS           $12.01
                                                 ========
NET ASSET VALUE AND REDEMPTION PRICE
   PER SHARE-- RETAIL CLASS A                      $12.00
                                                 ========
MAXIMUM OFFERING PRICE PER SHARE --
   RETAIL CLASS A ($12.00/95.5%)                   $12.57
                                                 ========

--------------------------------------------------------------------------------
* NON-INCOME PRODUCING SECURITY
ADR -- AMERICAN DEPOSITORY RECEIPT
MTN -- MEDIUM TERM NOTE
YB -- YANKEE BOND

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                     THE ACHIEVEMENT FUNDS TRUST
--------------------------------------------------------------------------------
INTERMEDIATE TERM BOND FUND
--------------------------------------------------------------------------------
[GRAPHIC OMITTED]

PIE CHART DEPICTING THE ASSET ALLOCATION AS OF JANUARY 31, 1997 FOR THE ACHIEVEMENT INTERMEDIATE TERM BOND FUND. THE BREAKDOWN IS AS FOLLOWS:

CORPORATE SECURITIES                   40.6%
U.S. GOVERNMENT SECURITIES             57.7%
CASH EQUIVALENTS                        1.7%
% OF TOTAL PORTFOLIO INVESTMENTS
--------------------------------------------------------------------------------
                                    FACE          MARKET
DESCRIPTION                     AMOUNT (000)    VALUE (000)
--------------------------------------------------------------------------------
CORPORATE BONDS -- 31.2%
   FINANCE -- 17.0%
     Aetna Services
       6.750%, 08/15/01            $2,000        $  2,005
     American General Finance
       7.250%, 04/15/00             1,000           1,019
     Associates Corporation
     of North
       America MTN
       6.810%, 08/03/01             1,000           1,007
       7.540%, 04/14/04             1,000           1,034
     BankAmerica
       7.125%, 05/01/06             2,000           2,002
     Bear Stearns MTN
       7.740%, 02/06/97             1,000           1,000
     Bell Atlantic Financial
       6.625%, 11/30/97             1,000           1,007
     Chase Manhattan
       8.125%, 06/15/02             1,000           1,061
     Citicorp
       7.125%, 06/01/03             1,000           1,014
     Commercial Credit
       6.875%, 05/01/02             1,000           1,010
     First Union
       7.050%, 08/01/05             1,000             991
     Ford Motor Credit
       8.000%, 06/15/02             1,000           1,060
       7.750%, 03/15/05             1,000           1,040
--------------------------------------------------------------------------------
                                    FACE          MARKET
DESCRIPTION                     AMOUNT (000)    VALUE (000)
--------------------------------------------------------------------------------
     General Electric Capital MTN
       6.840%, 04/26/98            $1,000        $  1,011
     GMAC MTN
       7.250%, 05/15/03             1,000           1,019
     Grand Metro
       7.125%, 09/15/04             1,000           1,011
     Household Finance
       7.650%, 05/15/07             1,000           1,036
     JP Morgan
       7.250%, 01/15/02             1,000           1,025
     NationsBank
       7.625%, 04/15/05             1,000           1,032
     Norwest
       7.700%, 11/15/97             1,000           1,015
     Society National Bank
       7.250%, 06/01/05             1,000           1,011
                                                 --------
                                                   23,410
                                                 --------
   INDUSTRIAL -- 13.5%
     American Home Products
       7.700%, 02/15/00             1,000           1,036
     AT&T
       6.750%, 04/01/04             1,000             997
     CSR America
       6.875%, 07/21/05             2,000           1,970
     CSX Transportation
       7.540%, 03/15/03             1,000           1,035
     Dayton Hudson
       7.500%, 07/15/06             2,000           2,035
     Dow Capital BV YB
       7.125%, 01/15/03             1,000           1,009
     International Lease
       7.000%, 06/01/98             1,000           1,013
     J.C. Penney MTN
       7.050%, 05/23/05             1,000             995
     John Deere Capital
       7.140%, 09/15/98             1,000           1,017
     MCI Communications
       7.125%, 01/20/00             1,000           1,019
     Pacific Bell
       7.000%, 07/15/04             1,000           1,010
     Philip Morris
       7.500%, 01/15/02             1,000           1,026
     Ryder Systems
       7.340%, 11/01/00             1,040           1,065
     Sara Lee MTN
       7.400%, 03/22/02             1,000           1,029
     Soutwestern Bell Telephone MTN
       6.250%, 03/12/01             1,150           1,134

(CONTINUED)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

JANUARY 31, 1997
STATEMENT OF NET ASSETS
INTERMEDIATE TERM BOND FUND(CONCLUDED)
--------------------------------------------------------------------------------
                                    FACE          MARKET
DESCRIPTION                     AMOUNT (000)    VALUE (000)
-------------------------------------------------------------------------------=
INDUSTRIAL (CONTINUED)
     Waste Management
       7.700%, 10/01/02            $1,000        $  1,045
                                                 --------
                                                   18,435
                                                 --------
   UTILITY -- 0.7%
     Union Electric
       6.750%, 10/15/99             1,000           1,010
                                                 --------
TOTAL CORPORATE BONDS
   (Cost $42,959)                                  42,855
                                                 --------

U.S. TREASURY OBLIGATIONS -- 49.4%
     U.S. Treasury Bond
       7.625%, 02/15/07             1,000           1,046
     U.S. Treasury Notes
       7.375%, 11/15/97             1,000           1,013
       7.250%, 02/15/98             4,000           4,061
       6.250%, 06/30/98             2,000           2,013
       6.125%, 08/31/98             2,000           2,009
       7.125%, 10/15/98             4,000           4,080
       6.500%, 04/30/99             2,000           2,022
       6.750%, 05/31/99             2,000           2,032
       6.750%, 06/30/99             5,000           5,081
       6.875%, 07/31/99             4,000           4,077
       7.125%, 09/30/99             4,000           4,104
       7.750%, 01/31/00             1,500           1,567
       7.125%, 02/29/00             4,000           4,112
       6.750%, 04/30/00             3,000           3,052
       6.250%, 08/31/00             8,000           8,017
       6.125%, 09/30/00             1,000             998
       7.750%, 02/15/01             2,500           2,635
       6.375%, 03/31/01             2,000           2,009
       7.875%, 08/15/01             1,500           1,594
       7.500%, 11/15/01             1,000           1,049
       6.250%, 02/15/03             3,000           2,986
       7.250%, 08/15/04             5,000           5,235
       7.500%, 02/15/05             1,000           1,063
       6.500%, 08/15/05             1,000           1,000
       6.875%, 05/15/06             1,000           1,024
                                                 --------
TOTAL U.S. TREASURY OBLIGATIONS
   (Cost $67,982)                                  67,879
                                                 --------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 7.4%
     Federal Home Loan Bank
       7.190%, 04/27/01             1,000           1,028
       7.280%, 07/25/01             1,000           1,033
       7.390%, 08/22/01             1,000           1,038
--------------------------------------------------------------------------------
                                    FACE          MARKET
DESCRIPTION                     AMOUNT (000)    VALUE (000)
--------------------------------------------------------------------------------
     Federal National Mortgage
       Association MTN
       7.090%, 10/14/97            $1,000        $  1,009
       6.625%, 04/18/01             1,000           1,007
       7.520%, 08/24/05             1,000           1,004
       7.500%, 10/26/06             2,000           1,999
     Federal National Mortgage
       Association
       7.050%, 12/10/98             1,000           1,019
       6.850%, 04/05/04             1,000           1,015
                                                 --------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
   (Cost $10,247)                                  10,152
                                                 --------
ASSET-BACKED SECURITIES -- 2.9%
     Olympic Automobile Receivables
       Trust, Series 1995-E A5
       5.950%, 11/15/01             2,000           1,979
     Olympic Automobile Receivables
       Trust, Series 1996-B A5
       6.900%, 02/15/04             2,000           2,032
                                                 --------
TOTAL ASSET-BACKED SECURITIES
   (Cost $4,011)                                    4,011
                                                 --------
MORTGAGE-BACKED SECURITIES -- 5.9%
     American Southwest Financial
       Securities, Series 1996-FHA1 A2
       7.000%, 11/25/38             3,000           3,001
     Donaldson Lufkin Jenrette Mortgage,
       Series 1996-CF2 A1B (B)
       7.290%, 11/12/21             3,000           3,037
     Nomura Asset Securities, Series
       1994-MD1 A1B (A)
       7.521%, 03/15/18             2,000           2,060
                                                 --------
TOTAL MORTGAGE-BACKED SECURITIES
   (Cost $8,137)                                    8,098
                                                 --------
CASH EQUIVALENTS -- 1.7%
     SEI Daily Income Trust Money
       Market Portfolio             2,241           2,241
     SEI Daily Income Trust Prime
       Obligation Portfolio            55              55
                                                 --------
TOTAL CASH EQUIVALENTS
   (Cost $2,296)                                    2,296
                                                 --------
TOTAL INVESTMENTS -- 98.5%
   (Cost $135,632)                                135,291
                                                 --------
OTHER ASSETS AND LIABILITIES, NET-- 1.5%            2,084
                                                 --------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                     THE ACHIEVEMENT FUNDS TRUST
--------------------------------------------------------------------------------
                                                  MARKET
DESCRIPTION                                     VALUE (000)
--------------------------------------------------------------------------------
NET ASSETS:
Portfolio Shares of Institutional Class
   (unlimited authorization -- no par
   value) based on 12,986,338 outstanding
   shares of beneficial interest                 $137,158
Portfolio Shares of Retail Class A (unlimited
   authorization -- no par value) based
   on 262,502 outstanding shares of
   beneficial interest                              2,725
Accumulated net realized loss on investments       (2,167)
Net unrealized depreciation on investments           (341)
                                                 --------
TOTAL NET ASSETS -- 100.0%                       $137,375
                                                 ========
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- INSTITUTIONAL CLASS          $10.37
                                                 ========
NET ASSET VALUE AND REDEMPTION PRICE PER
   SHARE -- RETAIL CLASS A                         $10.40
                                                 ========
MAXIMUM OFFERING PRICE PER SHARE --
   RETAIL CLASS A ($10.40/96.5%)                   $10.78
                                                 ========
--------------------------------------------------------------------------------
MTN -- MEDIUM TERM NOTE
YB -- YANKEE BOND
(A) FLOATING RATE SECURITY -- THE RATE REPORTED ON THE STATEMENT OF NET ASSETS IS THE RATE ON EFFECT AS OF JANUARY 31, 1997. THE DATE SHOWN IS THE NEXT RESET DATE.
(B) -- PRIVATE PLACEMENT
--------------------------------------------------------------------------------
SHORT TERM BOND FUND
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

PIE CHART DEPICTING THE ASSET ALLOCATION AS OF JANUARY 31, 1997 FOR THE ACHIEVEMENT SHORT TERM BOND FUND. THE BREAKDOWN IS AS FOLLOWS:

CORPORATE SECURITIES                   69.4%
U.S. GOVERNMENT SECURITIES             28.1%
CASH EQUIVALENTS                        2.5%
% OF TOTAL PORTFOLIO INVESTMENTS
--------------------------------------------------------------------------------
                                    FACE           MARKET
DESCRIPTION                     AMOUNT (000)     VALUE (000)
--------------------------------------------------------------------------------
CORPORATE BONDS -- 65.4%
   FINANCE -- 36.5%
     American General Finance MTN
       7.370%, 03/14/97            $1,000        $  1,002
     American General Finance
       7.150%, 05/15/97             1,000           1,004
       7.000%, 10/01/97             1,000           1,008
     Associates of North America
       6.250%, 03/15/99             1,000           1,001
       6.375%, 08/15/99             1,000           1,003
     Barnett Bank MTN
       6.250%, 07/28/98             1,000           1,003
     Bear Stearns MTN
       7.740%, 02/06/97             1,000           1,000
     Bell Atlantic Financial Services Note
       6.625%, 11/30/97             2,000           2,013
     Chrysler Financial MTN
       7.380%, 03/17/97             1,000           1,002
     CIT Group Holdings MTN
       6.625%, 09/13/99             1,400           1,409
     Comerica Bank
       6.750%, 05/12/98             1,500           1,514
     Ford Motor Credit
       5.625%, 01/15/99             1,000             990
     Household Bank FSB
       6.250%, 04/01/99             1,000             998

(CONTINUED)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

JANUARY 31, 1997
STATEMENT OF NET ASSETS
SHORT TERM BOND FUND (CONCLUDED)
--------------------------------------------------------------------------------
                                     FACE            MARKET
DESCRIPTION                       AMOUNT (000)      VALUE (000)
--------------------------------------------------------------------------------
FINANCE (CONTINUED)
     Household Finance MTN
       6.760%, 04/25/97              $1,000       $  1,003
     MBNA American Bank N.A MTN
       6.650%, 06/17/97               1,000          1,004
     Morgan Stanley Group MTN
       6.375%, 01/18/00               1,000          1,000
     NationsBank
       6.625%, 01/15/98               2,000          2,016
     Old Kent Bank
       7.100%, 03/07/97               1,000          1,001
     Society Bank (Cleveland)
       7.125%, 04/15/97               1,000          1,003
     Travelers/Aetna Property Casualty
       6.750%, 09/01/99               1,000          1,009
     US Bancorp MTN
       7.380%, 03/03/97               1,000          1,001
                                                   -------
                                                    23,984
                                                   -------
   INDUSTRIAL -- 18.3%
     CSC Enterprises
       6.800%, 04/15/99               1,000         1,009
     CSX Transport
       5.740%, 03/15/99               1,000           986
     IBM
       6.375%, 11/01/97               2,000         2,008
     Ingersoll Rand MTN
       6.450%, 08/28/98               1,000         1,006
       6.510%, 08/09/99               1,000         1,005
     International Lease Finance
       6.500%, 07/15/97               1,000         1,004
     International Lease Finance MTN
       7.250%, 09/01/97               1,000         1,009
     John Deere Capital
       7.200%, 05/15/97               1,000         1,004
     PepsiCo
       6.875%, 05/15/97               1,000         1,003
     WMX Technologies
       7.125%, 03/22/97               2,000         2,003
                                                  -------
                                                   12,037
                                                  -------
   UTILITY -- 10.6%
     Delmarva Power & Light
       6.375%, 09/01/97               1,000         1,003
     Georgia Power
       6.125%, 09/01/99               2,000         1,990
     Houston Power & Light
       7.625%, 03/01/97               1,000         1,001

--------------------------------------------------------------------------------
                                    FACE           MARKET
DESCRIPTION                      AMOUNT (000)    VALUE (000)
--------------------------------------------------------------------------------
     Portland General Electric MTN
       6.750%, 09/15/97             $1,000       $ 1,005
       5.650%, 05/15/98              1,000           994
     Southern California Gas
       5.250%, 03/01/98              1,000           993
                                                 -------
                                                   6,986
                                                 -------
TOTAL CORPORATE BONDS
   (Cost $43,112)                                 43,007
                                                 -------

U.S. TREASURY OBLIGATIONS -- 26.2%
     U.S. Treasury Notes
       7.250%, 02/15/98              2,000         2,030
       7.125%, 10/15/98              2,000         2,040
       6.375%, 01/15/99              2,000         2,018
       6.500%, 04/30/99              3,000         3,033
       6.750%, 05/31/99              2,000         2,032
       6.875%, 07/31/99              4,000         4,077
       6.875%, 08/31/99              2,000         2,040
                                                 -------
TOTAL U.S. TREASURY OBLIGATIONS
   (Cost $17,379)                                 17,270
                                                 -------

U.S. GOVERNMENT AGENCY OBLIGATIONS -- 4.6%
     Federal Home Loan Bank
       6.710%, 04/21/97              1,000         1,003
     Federal National Mortgage
      Association
       6.450%, 10/14/99              2,000         1,999
                                                 -------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
   (Cost $3,000)                                   3,002
                                                 -------

CASH EQUIVALENTS -- 2.5%
     SEI Daily Income Trust Money
       Market Portfolio              1,606         1,606
     SEI Daily Income Trust Prime
       Obligation Portfolio             42            42
                                                 -------
TOTAL CASH EQUIVALENTS
   (Cost $1,648)                                   1,648
                                                 -------
TOTAL INVESTMENTS -- 98.7%
   (Cost $65,139)                                 64,927
                                                 -------
OTHER ASSETS AND LIABILITIES, NET -- 1.3%            844
                                                 -------
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                   THE ACHIEVEMENT FUNDS TRUST
--------------------------------------------------------------------------------
                                                 MARKET
DESCRIPTION                                    VALUE (000)
--------------------------------------------------------------------------------
NET ASSETS:
Portfolio Shares of Institutional Class
   (unlimited authorization -- no par
   value) based on 6,527,739 outstanding
   shares of beneficial interest                $ 67,613
Portfolio Shares of Retail Class A
   (unlimited authorization -- no
   par value) based on 44,291
   outstanding shares of beneficial interest         445
Accumulated net realized loss on investments      (2,075)
Net unrealized depreciation on investments          (212)
                                                 -------
TOTAL NET ASSETS -- 100.0%                       $65,771
                                                 =======
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- INSTITUTIONAL CLASS         $10.01
                                                 =======
NET ASSET VALUE AND REDEMPTION PRICE
   PER SHARE -- RETAIL CLASS A                    $10.00
                                                 =======
MAXIMUM OFFERING PRICE PER SHARE --
   RETAIL CLASS A ($10.00/98.5%)                  $10.15
                                                 =======
--------------------------------------------------------
MTN -- MEDIUM TERM NOTE


--------------------------------------------------------------------------------
SHORT TERM MUNICIPAL
BOND FUND
--------------------------------------------------------------------------------
PIE CHART DEPICTING THE ASSET ALLOCATION AS OF JANUARY 31, 1997 FOR THE ACHIEVEMENT SHORT TERM MUNICIPAL BOND FUND. THE BREAKDOWN IS AS FOLLOWS:
GENERAL OBLIGATIONS                    63.5%
REVENUE BONDS                          34.8%
CASH EQUIVALENTS                        1.7%

% OF TOTAL PORTFOLIO INVESTMENTS

--------------------------------------------------------------------------------
                                       FACE         MARKET
DESCRIPTION                       AMOUNT (000)   VALUE (000)
--------------------------------------------------------------------------------
MUNICIPAL BONDS -- 97.5%
   ALABAMA -- 4.8%
     Alabama State, Water Pollution
       Control Authority RB AMBAC
       5.250%, 08/15/00                 $500     $   513
     Mobile, Public Improvements,
       Pre-Refunded 08/15/00 @
       102 GO AMBAC
       7.125%, 08/15/10                  500         553
                                                 -------
                                                   1,066
                                                 -------
  ARIZONA -- 2.3%
     Arizona State, Transportation
       Board RB AMBAC
       5.000%, 07/01/99                 500          511
                                                 -------
   ARKANSAS -- 4.6%
     Arkansas State, Corrections
       Facility RB MBIA
       4.400%, 10/01/00                 500          505
     Hot Springs, Civic Center
       Project RB FSA
       4.100%, 12/01/99                 500          501
                                                 -------
                                                   1,006
                                                 -------
                                                                  (CONTINUED)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

JANUARY 31, 1997
STATEMENT OF NET ASSETS
SHORT TERM MUNICIPAL BOND FUND (CONTINUED)
--------------------------------------------------------------------------------
                                     FACE        MARKET
DESCRIPTION                      AMOUNT (000)  VALUE (000)
--------------------------------------------------------------------------------
   COLORADO -- 2.3%
     Gunnison Watershed, School
       District #RE-001J GO MBIA STAID
       5.000%, 12/01/99              $500         $  512
                                                  ------
   CONNECTICUT -- 2.3%
     Connecticut State, Special Tax
       Assessment RB AMBAC
       4.250%, 05/15/98               500            503
                                                  ------
   HAWAII -- 2.3%
     Honolulu, City & County,
       Series A GO MBIA
       4.250%, 11/01/99               500            502
                                                  ------
   IDAHO -- 2.3%
     City of Boise, Cash Flow
       Management RB
       4.500%, 02/01/00               500            503
                                                  ------
   ILLINOIS -- 4.7%
     Du Page, Water Commission,
       Refunding GO
       5.850%, 03/01/00               500            523
     Glenview, Miscellaneous Improvements,
       Callable 09/01/98 @ 100 GO
       5.500%, 12/01/98               500            512
                                                  ------
                                                   1,035
                                                  ------
   INDIANA -- 4.8%
     Indiana State, Kokomo Center School
       Building Corp RB AMBAC STAID
       6.750%, 07/15/00               500            536
     Indianapolis, Telecommunications
       Improvements, Series C RB
       6.400%, 02/01/99               500            524
                                                  ------
                                                   1,060
                                                  ------
   IOWA -- 2.3%
     Sioux City, Public Improvements GO
       4.800%, 06/01/00               500            507
                                                  ------
   KENTUCKY -- 4.5%
     Kenton County, Parking Facility
       Improvements RB
       4.700%, 12/01/00               500            503

--------------------------------------------------------------------------------
                                      FACE          MARKET
DESCRIPTION                      AMOUNT (000)    VALUE (000)
--------------------------------------------------------------------------------
     Kentucky State, Property & Buildings
       Commission, Refunding RB
       4.100%, 09/01/98              $500         $  500
                                                  ------
                                                   1,003
                                                  ------
   MARYLAND -- 2.3%
     Prince George County, Public
       Improvements, Series A GO MBIA
       5.100%, 03/01/00               500            511
                                                  ------
   MINNESOTA -- 4.6%
     Owatonna, Independent School
       District #761 GO
       5.100%, 02/01/00               500            511
     Saint Paul, Capital Improvements,
       Series B GO
       4.750%, 03/01/99               500            507
                                                  ------
                                                   1,018
                                                  ------
   NEBRASKA -- 2.3%
     Douglass County, School District
       #017, Millard, GO
       4.300%, 09/15/98               500            504
                                                  ------
   NEVADA -- 4.8%
     Washoe County, Airport Authority
       RB MBIA
       5.150%, 07/01/99               500            508
     Washoe County, Public Improvements
       GO MBIA
       8.250%, 06/01/00               500            557
                                                  ------
                                                   1,065
                                                  ------
   OHIO -- 4.6%
     Cincinnati, Water Utility
       Improvements GO
       5.150%, 12/01/98               500            512
     Ohio State, Building Authority RB
       4.100%, 04/01/99               500            497
                                                  ------
                                                   1,009
                                                  ------
   OKLAHOMA -- 4.6%
     Claremore, Public Works
       Authority RB MBIA
       4.400%, 06/01/00               500            502

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                    THE ACHIEVEMENT FUNDS TRUST

--------------------------------------------------------------------------------
                                       FACE        MARKET
DESCRIPTION                       AMOUNT (000)    VALUE (000)
--------------------------------------------------------------------------------
OKLAHOMA (CONTINUED)
   Grand River, Grand River
     Dam Authority RB
     5.000%, 06/01/99                 $500        $  507
                                                  ------
                                                   1,009
                                                  ------
   OREGON -- 4.6%
     Jackson County, School
       District #549C GO
       4.500%, 06/01/99                500           506
     Portland, Community College GO
       4.500%, 01/15/99                500           503
                                                  ------
                                                   1,009
                                                  ------
   SOUTH CAROLINA -- 2.3%
     Pickens County, School
       District GO FGIC
       5.250%, 05/01/00               500            513
                                                  ------
   TENNESSEE -- 4.6%
     Chattanooga, Public Improvements GO
       4.900%, 02/01/99               500            507
     Williamson County, Public
       Improvements GO
       4.600%, 10/01/00               500            506
                                                  ------
                                                   1,013
                                                  ------
   TEXAS -- 7.2%
     Amarillo, Independent School
       District GO PSFG
       7.000%, 02/01/00               500            538
     Fort Worth, Refunding GO
       4.900%, 03/01/99               500            508
     North East Independent School
       District GO PSFG
       7.000%, 02/01/00               500            538
                                                  ------
                                                   1,584
                                                  ------
   VIRGINIA -- 4.6%
     Portsmouth, Public Improvements,
       Refunding GO
       5.500%, 11/01/98               500            514
     Richmond, Public Improvements,
       Series A Refunding GO STAID
       4.700%, 01/15/00               500            504
                                                  ------
                                                   1,018
                                                  ------

--------------------------------------------------------------------------------
                                    FACE          MARKET
DESCRIPTION                     AMOUNT (000)     VALUE (000)
--------------------------------------------------------------------------------
   WASHINGTON -- 4.6%
     Tacoma, Series A Refunding GO
       5.300%, 07/01/99              $500        $   513
     Thurston County, School
       District #111,
       Olympia, Refunding GO FGIC
       5.250%, 12/01/98               500            513
                                                 -------
                                                   1,026
                                                 -------
   WISCONSIN -- 7.0%
     Brookfield, Sewer Improvements GO
       5.250%, 12/01/00               500            515
     Milwaukee, Sewer Improvements,
       Series A GO
       6.500%, 10/01/98               500            521
     New Berlin, Sewer Improvements,
       Series C GO
       4.250%, 12/01/00               500            499
                                                 -------
                                                   1,535
                                                 -------
   WYOMING -- 2.2%
     Platte County, Polution Control RB
       4.000%, 01/01/98               500            499
                                                 -------
TOTAL MUNICIPAL BONDS
   (Cost $21,376)                                 21,521
                                                 -------

CASH EQUIVALENT -- 1.7%
     SEI Institutional Tax
        Free Portfolio                375            375
                                                 -------
TOTAL CASH EQUIVALENT
   (Cost $375)                                       375
                                                 -------
TOTAL INVESTMENTS -- 99.2%
   (Cost $21,751)                                 21,896
                                                 -------
OTHER ASSETS AND LIABILITIES, NET -- 0.8%            178
                                                 -------
                                                                   (CONTINUED)


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

JANUARY 31, 1997
STATEMENT OF NET ASSETS
SHORT TERM MUNICIPAL BOND FUND (CONCLUDED)
--------------------------------------------------------------------------------
                                                  MARKET
DESCRIPTION                                    VALUE (000)
--------------------------------------------------------------------------------
NET ASSETS:
Portfolio Shares of Institutional Class
   (unlimited authorization -- no par
   value) based on 2,167,172 outstanding
   shares of beneficial interest                 $21,611
Portfolio Shares of Retail Class A (unlimited
   authorization -- no par value)
   based on 22,589 outstanding shares of
   beneficial interest                               231
Undistributed net investment income                   17
Accumulated net realized gain on investments          70
Net unrealized appreciation on investments           145
                                                 -------
TOTAL NET ASSETS -- 100.0%                       $22,074
                                                 =======
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- INSTITUTIONAL CLASS         $10.08
                                                 =======
NET ASSET VALUE AND REDEMPTION PRICE
   PER SHARE -- RETAIL CLASS A                    $10.10
                                                 =======
MAXIMUM OFFERING PRICE PER SHARE --
   RETAIL CLASS A ($10.10/98.5%)                  $10.25
                                                 =======

--------------------------------------------------------------------------------
AMBAC -- AMERICAN MUNICIPAL BOND ASSURANCE COMPANY
FGIC -- FEDERAL GUARANTY INSURANCE CORPORATION
FSA -- FINANCIAL SECURITY ASSURANCE
GO -- GENERAL OBLIGATION
MBIA -- MUNICIPAL BOND INSURANCE ASSOCIATION
PSFG -- PERMANENT SCHOOL FUND GUARANTEED
RB -- REVENUE BOND
STAID -- STATE AID WITHHOLDING


--------------------------------------------------------------------------------
IDAHO MUNICIPAL BOND FUND
--------------------------------------------------------------------------------
PIE CHART DEPICTING THE ASSET ALLOCATION AS OF JANUARY 31, 1997 FOR THE ACHIEVEMENT IDAHO MUNICIPAL BOND FUND. THE BREAKDOWN IS AS FOLLOWS:

GENERAL OBLIGATIONS                    72.3%
REVENUE BONDS                          23.2%
CASH EQUIVALENTS                        4.5%

% OF TOTAL PORTFOLIO INVESTMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      FACE           MARKET
DESCRIPTION                       AMOUNT (000)     VALUE (000)
--------------------------------------------------------------------------------
MUNICIPAL BONDS -- 94.2%
   IDAHO -- 93.4%
     Ada & Canyon Counties, Joint
       School District #2,
       Meridian, GO
       5.100%, 07/30/04              $250          $ 256
       5.500%, 07/30/14               500            504
       5.625%, 07/30/16               500            505
     Bannock & Caribou Counties,
     Joint School District #21,
     Marsh VY, GO
       5.300%, 09/01/04               100            103
     Bannock County, GO
       5.100%, 09/01/01               100            102
     Bingham County, School District
       #055, Blackfoot, GO MBIA
       5.650%, 08/01/15               350            356
     Blaine County, GO  CGIC
       4.400%, 08/01/07               150            143
     Boise City, Independent School
       District #1, GO AMBAC
       5.400%, 07/30/14               500            499
     Boise City, RB
       5.100%, 02/01/11               500            489
     Boise State, Student Union
       & Housing
       Systems, RB  MBIA
       4.500%, 04/01/03               100            100
       4.750%, 04/01/05               200            202

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                   THE ACHIEVEMENT FUNDS TRUST

--------------------------------------------------------------------------------
                                     FACE           MARKET
DESCRIPTION                      AMOUNT (000)    VALUE (000)
--------------------------------------------------------------------------------
     Boise, Independent School
       District, GO
       5.375%, 07/30/10           $   250         $  252
       5.500%, 07/30/16             1,250          1,248
     Bonneville & Bingham Counties,
       School District #93, Refunding
       GO FGIC
       5.750%, 07/30/07               500            533
       5.500%, 07/30/10               850            871
     Bonneville County, Jail Bonds, GO FSA
       5.500%, 08/01/16               590            586
     Bonneville County, School
       District #91, Idaho Falls, GO
       5.200%, 08/01/05               500            509
       5.450%, 08/01/08               200            203
       5.500%, 08/01/09               300            304
     Canyon County, School
       District #132, GO FSA
       5.400%, 07/30/11               200            202
       5.450%, 07/30/14               470            469
     Canyon County, School
       District #131, Nampa, GO MBIA
       5.500%, 07/30/11               500            506
       5.500%, 07/30/12               500            502
     Canyon County, School
       District #132, GO CGIC
       5.400%, 07/30/12               400            400
       5.450%, 07/30/15               900            899
     Canyon County, School
       District #134, Middleton,
       GO FGIC
       4.500%, 07/31/11               500            461
     Canyon County, School
       District #139, GO
       5.200%, 08/01/11               320            316
       5.200%, 08/01/12               110            108
       5.000%, 08/01/13               425            405
     Caribou & Bonneville Counties,
       School District #150, GO
       5.500%, 09/01/06               395            403
     Cassia & Twin Falls Counties,
       Joint School District #151, GO FGIC
       5.375%, 08/01/16             1,000            980
       5.375%, 08/01/14             1,000            988
     City of Sun Valley, GO
       5.050%, 08/01/08               195            195
     Coeur D' Alene, GO AMBAC
       5.350%, 03/01/11               240            241

--------------------------------------------------------------------------------
                                    FACE           MARKET
DESCRIPTION                     AMOUNT (000)     VALUE (000)
--------------------------------------------------------------------------------
     Elmore County, School District #193,
       Mountain Home, GO AMBAC
       5.000%, 07/31/10            $  400          $ 390
       4.500%, 07/31/12               500            453
     Fremont & Madison Counties,
       School District #215,
       St. Anthony, GO CGIC
       5.600%, 08/01/14               125            126
       5.600%, 08/01/15               765            768
     Gem & Boise Counties, Joint School
       District #221, Emmit, GO AMBAC
       4.700%, 08/01/01               100            102
     Gooding & Lincoln Counties, Joint
       School District #231, GO CGIC
       6.300%, 02/01/15               535            573
     Gooding & Lincoln Counties, Joint
       School District #231, GO FSA
       6.250%, 02/01/12               130            139
     Gooding County, School District #232,
       Wendell, GO AMBAC
       5.000%, 08/01/11               100             97
     Idaho Falls, Refunding Electric, Zero
       Coupon Bond, GO FGIC
       0.000%, 04/01/07               500            299
       0.000%, 04/01/11               500            233
       0.000%, 04/01/12               500            216
       0.000%, 04/01/13               500            204
       0.000%, 04/01/14               180             70
     Idaho Health Facility Authority,
       St. Alphonsus Regional
       Medical Center, RB
       6.100%, 12/01/07               100            107
     Idaho Housing and Finance
       Association, RB AMT
       6.150%, 01/01/28             1,000            994
     Idaho State Building Authority, RB
       5.800%, 09/01/05               100            105
     Idaho State Building Authority,
       Refunding, RB MBIA
       5.600%, 09/01/05               100            106
     Idaho State Health Facility Authority,
       Magic Valley Regional Medical
       Center, RB AMBAC
       5.200%, 12/01/04               500            523
     Idaho State Health Facility Authority,
       St. Josephs Regional Medical
       Center, RB MBIA
       5.000%, 07/01/07               500            506

                                                                 (CONTINUED)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

JANUARY 31, 1997
STATEMENT OF NET ASSETS
IDAHO MUNICIPAL BOND FUND (CONCLUDED)
-------------------------------------------------------------------------------
                                    FACE         MARKET
DESCRIPTION                     AMOUNT (000)    VALUE (000)
--------------------------------------------------------------------------------
IDAHO (CONTINUED)
     Idaho State Tax Anticipation Notes
       4.500%, 06/30/97            $  600          $ 602
     Idaho State University, Student
       Facility Fee, RB
       4.900%, 04/01/03               140            144
     Jefferson County, School
       District #253, GO MBIA
       5.500%, 08/01/15               240            241
     Jerome County, School
       District #262, GO AMBAC
       5.150%, 08/01/04               200            204
     Kootenai County, Consolidated
       Free Library District, GO CGIC
       5.000%, 08/01/06               160            162
     Kootenai County, School
       District #272, GO
       4.700%, 08/01/06               400            395
     Latah & Clearwater Counties,
       School District #286, GO AMBAC
       5.200%, 02/01/04               100            103
       5.500%, 02/01/07               200            206
       5.600%, 02/01/08               200            206
     Madison County, GO CGIC
       5.400%, 08/01/15               420            420
     Madison County, School District
       #321, Rexburg, GO AMBAC
       5.300%, 02/01/03               200            206
     Mccall, Water Revenue Bonds
       Parity Lien FSA
       5.850%, 03/01/16               500            513
       5.750%, 03/01/07               215            228
     Meridian, Idaho, GO FSA
       5.000%, 08/01/15               290            274
     Minidoka & Jerome Counties,
       School District #331, GO MBIA
       5.000%, 02/01/01               100            102
     Nez Perce County, Pollution
       Control, RB
       6.000%, 10/01/24             1,000            998
     Oneida County, School
       District #351, GO MBIA
       5.000%, 07/31/15               375            355
     Payette & Washington Counties,
       Joint School District #371,
       GO AMBAC
       4.900%, 10/01/03               500            510
--------------------------------------------------------------------------------
                                     FACE          MARKET
DESCRIPTION                      AMOUNT (000)     VALUE (000)
--------------------------------------------------------------------------------
     Payette County, School
       District #372, GO ASSETG
       6.750%, 07/31/09            $  100          $ 110
     Post Falls, Sewer Revenue,
       RB AMBAC
       4.900%, 08/01/05               200            204
     Southern Idaho Regional Solid
       Waste Project COP
       5.450%, 11/01/13               500            502
     Teton County, School
       District #401, GO FSA
       5.500%, 08/01/10               400            408
     Twin Falls & Cassia County,
       Joint School District #418,
       GO MBIA
       5.450%, 08/01/15               145            146
     Twin Falls County, Class A, School
       District #413, GO AMBAC
       5.250%, 07/30/09               200            201
       5.250%, 07/30/13               400            397
       5.250%, 07/30/14               420            417
     Twin Falls County, School
       District #415, GO ASSETG
       5.500%, 08/01/15               195            196
     University of Idaho, Refunding
       & Improvements Facility Fee, RB
       5.100%, 04/01/07               200            203
     University of Idaho, Refunding
       Student Building Fee, RB
       5.350%, 04/01/10               250            249
     University of Idaho, Student Fee
       Telecommunications, RB FSA
       5.850%, 04/01/11               500            523
     Washington County, School
       District #431, GO AMBAC
       5.300%, 08/01/04               200            207
       5.400%, 08/01/05               100            104
       5.500%, 08/01/06               200            207
                                                 -------
                                                  30,794
                                                 -------
   PUERTO RICO -- 0.8%
     University of Puerto Rico, Zero
       Coupon Bond, RB MBIA
       0.000%, 06/01/11               530            250
                                                 -------
TOTAL MUNICIPAL BONDS
   (Cost $30,674)                                 31,044
                                                 -------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                    THE ACHIEVEMENT FUNDS TRUST
--------------------------------------------------------------------------------
                                    FACE          MARKET
DESCRIPTION                     AMOUNT (000)    VALUE (000)
--------------------------------------------------------------------------------
CASH EQUIVALENT -- 4.4%
     SEI Institutional Tax
       Free Portfolio               1,440        $ 1,440
                                                 -------
TOTAL CASH EQUIVALENT
   (Cost $1,440)                                   1,440
                                                 -------
TOTAL INVESTMENTS -- 98.6%
   (Cost $32,114)                                 32,484
                                                 -------
OTHER ASSETS AND LIABILITIES, NET -- 1.4%            478
                                                 -------

NET ASSETS:
Portfolio Shares of Institutional Class
   (unlimited authorization -- no par
   value) based on 2,641,167 outstanding
   shares of beneficial interest                  26,999
Portfolio Shares of Retail Class A (unlimited
   authorization -- no par value) based
   on 524,426 outstanding shares of
   beneficial interest                             5,514
Accumulated net realized gain on investments          79
Net unrealized appreciation on investments           370
                                                 -------
TOTAL NET ASSETS -- 100.0%                       $32,962
                                                 =======
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- INSTITUTIONAL CLASS         $10.41
                                                 =======
NET ASSET VALUE AND REDEMPTION PRICE
   PER SHARE -- RETAIL CLASS A                    $10.44
                                                 =======
MAXIMUM OFFERING PRICE PER SHARE --
   RETAIL CLASS A ($10.44/96%)                    $10.88
                                                 =======
---------------------------------------------------------
AMBAC -- AMERICAN MUNICIPAL BOND ASSURANCE COMPANY
AMT -- ALTERNATIVE MINIMUM TAX
ASSETG -- ASSET GUARANTY
CGIC -- CAPITAL GUARANTEE INSURANCE CORPORATION
COP -- CERTIFICATE OF PARTICIPATION
FGIC -- FEDERAL GUARANTY INSURANCE CORPORATION
FSA -- FINANCIAL SECURITY ASSURANCE
GO -- GENERAL OBLIGATION
MBIA -- MUNICIPAL BOND INSURANCE ASSOCIATION
RB -- REVENUE BOND

--------------------------------------------------------------------------------
MUNICIPAL BOND FUND
--------------------------------------------------------------------------------
PIE CHART DEPICTING THE ASSET ALLOCATION AS OF JANUARY 31, 1997 FOR THE ACHIEVEMENT MUNICIPAL BOND FUND. THE BREAKDOWN IS AS FOLLOWS:

GENERAL OBLIGATIONS                    61.3%
REVENUE BONDS                          36.2%
CASH EQUIVALENTS                        2.5%

% OF TOTAL PORTFOLIO INVESTMENTS

--------------------------------------------------------------------------------
                                    FACE           MARKET
DESCRIPTION                     AMOUNT (000)    VALUE (000)
--------------------------------------------------------------------------------
MUNICIPAL BONDS -- 96.0%
   ALABAMA -- 3.5%
     Birmingham, Alabama, GO
       5.700%, 06/01/15            $1,000        $ 1,004
     Huntsville, Alabama, GO
       5.500%, 02/01/11             1,000          1,006
                                                 -------
                                                   2,010
                                                 -------
   CALIFORNIA -- 5.0%
     California State, Public Works
       Board Lease RB MBIA
       5.625%, 11/01/19             1,000            984
     Sacramento County, California
       Sanitation District Financing
       Authority RB
       5.125%, 12/01/13             1,000            944
     University California, Multiple
       Purpose Projects RB AMBAC
       5.250%, 09/01/16             1,000            947
                                                  -------
                                                    2,875
                                                  -------
   COLORADO -- 3.3%
     Arapahoe County,  School
       District No. 006 GO STAID
       5.300%, 12/01/12             1,000             987
                                                                  (CONTINUED)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

JANUARY 31, 1997
STATEMENT OF NET ASSETS
MUNICIPAL BOND FUND (CONTINUED)
--------------------------------------------------------------------------------
                                    FACE           MARKET
DESCRIPTION                     AMOUNT (000)     VALUE (000)
--------------------------------------------------------------------------------
COLORADO (CONTINUED)
     Gunnison Watershed, GO MBIA
       5.000%, 12/01/15            $1,000        $   928
                                                 -------
                                                   1,915
                                                 -------
   FLORIDA -- 5.2%
     Florida State, GO
       5.700%, 06/01/08             1,000          1,038
     Jacksonville, Special Obligation
       Florida Electric Authority RB
       5.375%, 10/01/10             1,000          1,002
     Orlando, Utilities Commision
       Water & Electric RB
       5.250%, 10/01/14             1,000            956
                                                 -------
                                                   2,996
                                                 -------
   GEORGIA -- 1.7%
     Griffin Spalding County, GO FSA
       5.550%, 02/01/16             1,000            984
                                                 -------
   HAWAII -- 1.8%
     Honolulu, GO
       5.000%, 10/01/02             1,000          1,021
                                                 -------
   ILLINOIS -- 1.8%
     Illinois State, GO MBIA
       5.500%, 02/01/04             1,000          1,041
                                                 -------
   INDIANA -- 5.1%
     Indiana State, Common School
       Fund Adv Pur Fdg RB AMBAC
       5.500%, 08/01/11             1,000            999
     Indiana State, Transportation
       Finance Authority Highway RB
       5.250%, 06/01/08             1,000          1,012
     Lafayette Indiana, Redevelopement
       Authority Economic Developement
       Lease Rental RB MBIA
       5.250%, 02/01/16             1,000            944
                                                 -------
                                                   2,955
                                                 -------
   KANSAS -- 3.6%
     Garnett, Water Utility RB MBIA
       5.750%, 10/01/07             1,000          1,039
     Kansas State, Department of
       Transportation RB
       5.400%, 03/01/08             1,000          1,019
                                                 -------
                                                   2,058
                                                 -------
--------------------------------------------------------------------------------
                                    FACE          MARKET
DESCRIPTION                     AMOUNT (000)    VALUE (000)
--------------------------------------------------------------------------------
   MASSACHUSETTS -- 1.8%
     Worcester, Municipal Purpose
       Loans, GO MBIA
       5.750%, 10/01/14            $1,000        $ 1,014
                                                 -------
   MICHIGAN -- 5.2%
     Kalamazoo, Downtown
       Development, GO
       5.500%, 04/01/13             1,000          1,001
     Lake Orion, Community
       School District, GO AMBAC
       5.800%, 05/01/15             1,000          1,015
     Ypsilanti, School District,
       GO FGIC
       5.750%, 05/01/20             1,000            997
                                                 -------
                                                   3,013
                                                 -------
   MINNESOTA -- 5.0%
     Osseo, School District, GO FGIC
       5.400%, 02/01/10             1,000          1,003
     Southern Minnesota, Municipal
       Power Agency/Supply Systems RB
       5.000%, 01/01/12             1,000            929
     Wayzata, Independant School
       District, GO
       5.500%, 02/01/17             1,000            989
                                                 -------
                                                   2,921
                                                 -------
   MISSISSIPPI -- 1.8%
     Rankin County, School
       District, GO MBIA
       5.500%, 02/01/05             1,000          1,039
                                                 -------
   NEVADA -- 3.4%
     Clark Cnty, GO MBIA
       5.250%, 06/01/16             1,000            944
     Nevada State, Municipal
       Project 52, GO
       6.000%, 05/15/24             1,000          1,025
                                                 -------
                                                   1,969
                                                 -------
   NEW JERSEY -- 1.7%
     New Jersey State, Transportation
       RB MBIA
       5.500%, 06/15/12             1,000          1,005
                                                 -------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                    THE ACHIEVEMENT FUNDS TRUST

--------------------------------------------------------------------------------
                                    FACE          MARKET
DESCRIPTION                     AMOUNT (000)    VALUE (000)
--------------------------------------------------------------------------------
   NEW MEXICO -- 3.4%
     Bernalillo County, Gross
       Receipts Tax RB
       5.750%, 04/01/21            $1,000        $   984
     Sante Fe, Utility RB AMBAC
       5.450%, 06/01/14             1,000            986
                                                 -------
                                                   1,970
                                                 -------
   NEW YORK -- 1.7%
     Brookhaven, GO FGIC
       5.500%, 10/01/13             1,000            989
                                                 -------
   NORTH CAROLINA -- 1.7%
     University of North Carolina,
       Charlotte Student Activity
       Center RB MBIA
       5.500%, 06/01/16             1,000            985
                                                 -------
   OHIO -- 1.7%
     Greater Cleveland, Ohio Transit
       Authority GO FGIC
       5.650%, 12/01/16             1,000            990
                                                 -------
   OREGON -- 5.2%
     Jackson County, GO
       5.375%, 06/01/10             1,000            998
     Lincoln County, GO FGIC
       5.600%, 06/15/10             1,000          1,031
     Marion County, GO FGIC
       5.650%, 11/01/15             1,000          1,007
                                                 -------
                                                   3,036
                                                 -------
   SOUTH CAROLINA -- 1.7%
     South Carolina State, University
       of South Carolina RB MBIA
       5.750%, 06/01/26             1,000            988
                                                 -------
  TENNESSEE -- 3.4%
     Shelby County, GO
       5.600%, 04/01/12             1,000          1,021
     Weakley County, GO FGIC
       5.200%, 05/01/16             1,000            956
                                                 -------
                                                   1,977
                                                 -------
   TEXAS -- 6.9%
     Austin, Utility RB MBIA
       5.750%, 11/15/14             1,000          1,005
     Bexar County, GO
       5.250%, 06/15/13             1,000            973
--------------------------------------------------------------------------------
                                    FACE          MARKET
DESCRIPTION                     AMOUNT (000)   VALUE (000)
--------------------------------------------------------------------------------
     Pasadena, GO FGIC
       5.600%, 02/15/05            $1,000        $ 1,044
     San Antonio, GO
       5.250%, 08/01/14             1,000            967
                                                 -------
                                                   3,989
                                                 -------
   UTAH -- 1.6%
     Utah State, Associated Power Systems
       Saint George Project RB AMBAC
       5.375%, 12/01/19             1,000            948
                                                 -------
   VERMONT -- 1.7%
     Vermont State, Municipal Bond
       Bank RB AMBAC
       5.625%, 12/01/15             1,000            996
                                                 -------
   VIRGINIA -- 5.1%
     Fairfax County, Water Authority RB
       5.750%, 04/01/29             1,000            986
     James City & County, GO STAID
       5.250%, 12/15/15             1,000            960
     Norfolk, GO
       5.200%, 06/01/07             1,000          1,011
                                                 -------
                                                   2,957
                                                 -------
   WASHINGTON -- 8.5%
     King County, GO
       5.250%, 01/01/17             1,000            954
       4.400%, 12/01/02             1,000            991
     Seattle, GO
       5.650%, 01/01/20             1,000            994
     Snohomish County, School
       District GO
       5.750%, 12/01/13             1,000          1,006
     Spokane County, School
       District GO
       5.200%, 12/01/06             1,000          1,010
                                                 -------
                                                   4,955
                                                 -------
WISCONSIN -- 1.8%
     Wisconsin State, GO
       5.500%, 11/01/05             1,000          1,051
                                                 -------
   WYOMING -- 1.7%
     Wyoming State, Community
       Development Authority RB
       6.000%, 06/01/23             1,000          1,001
                                                 -------
TOTAL MUNICIPAL BONDS
   (Cost $55,634)                                 55,648
                                                 -------
                                                                (CONTINUED)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

JANUARY 31, 1997
STATEMENT OF NET ASSETS
MUNICIPAL BOND FUND (CONCLUDED)
--------------------------------------------------------------------------------
                                    FACE           MARKET
DESCRIPTION                     AMOUNT (000)     VALUE (000)
--------------------------------------------------------------------------------
CASH EQUIVALENT  -- 2.4%
     SEI Institutional Tax
       Free Portfolio               1,409        $ 1,409
                                                 -------
TOTAL CASH EQUIVALENT
   (Cost $1,409)                                   1,409
                                                 -------
TOTAL INVESTMENTS -- 98.4%
   (Cost $57,043)                                 57,057
                                                 -------
OTHER ASSETS AND LIABILITIES, NET -- 1.6%            905
                                                 -------

NET ASSETS:
Portfolio Shares of Institutional
   Class (unlimited authorization -- no
   par value) based on 5,295,925
   outstanding shares of beneficial interest      53,047
Portfolio Shares of Retail Class A (unlimited
   authorization -- no par value)
   based on 488,928 outstanding
   shares of beneficial interest                   4,891
Accumulated net realized gain on investments          10
Net unrealized appreciation on investments            14
                                                 -------
TOTAL NET ASSETS -- 100.0%                       $57,962
                                                 =======
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- INSTITUTIONAL CLASS         $10.02
                                                 =======
NET ASSET VALUE AND REDEMPTION PRICE
   PER SHARE -- RETAIL CLASS A                    $10.01
                                                 =======
MAXIMUM OFFERING PRICE PER SHARE --
   RETAIL CLASS A ($10.01/96%)                    $10.43
                                                 =======

---------------------------------------------------------
AMBAC -- AMERICAN MUNICIPAL BOND ASSURANCE COMPANY
FGIC -- FEDERAL GUARANTY INSURANCE CORPORATION
FSA -- FINANCIAL SECURITY ASSURANCE
GO -- GENERAL OBLIGATION
MBIA -- MUNICIPAL BOND INSURANCE ASSOCIATION
RB -- REVENUE BOND
STAID -- STATE AID WITHHOLDING

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

FOR THE YEAR ENDED JANUARY 31, 1997                 THE ACHIEVEMENT FUNDS TRUST

Statements of Operations (000)
--------------------------------------------------------------------------------

                                                                                      SHORT
                                                                            SHORT     TERM       IDAHO
                                                              INTERMEDIATE  TERM    MUNICIPAL  MUNICIPAL   MUNICIPAL
                                             EQUITY   BALANCED  TERM BOND   BOND      BOND       BOND        BOND
                                              FUND     FUND       FUND      FUND      FUND       FUND       FUND(1)
                                             =====    =======  ==========   ====    ========   ========    ==========
INCOME:
   Dividend Income                         $ 2,462    $ 1,397    $   --     $  --    $  --     $   --       $   --
   Interest Income                             353      4,336     8,386      4,800    1,240      1,536         730
                                           -------    -------    -------    ------   ------    -------      -------
      Total Income                           2,815      5,733     8,386      4,800    1,240      1,536         730
                                           -------    -------    -------    ------   ------    -------      -------
EXPENSES:
   Administrative Fees                         328        301       248        142      100        100          27
   Waiver of Administrative Fees                --         --        --         --      (45)       (40)         --
   Investment Advisory Fees                  1,213      1,115       744        427      163        179          82
   Waiver of Investment
      Advisory Fees                           (280)      (262)     (244)      (150)     (94)      (102)        (44)
   Custodian  ransfer Agent Fees                57         56        54         48       44         45          11
   Professional Fees                            48         41        37         17        6          8           8
   Pricing Fees                                  3          3         3          2        2          6          --
   Registration & Filing Fees                   38         36        38         11       14         14           5
   Printing Fees                                33         27        25         11        4          6          10
   Trustee Fees                                  7          7         6          3        1          1           1
   Distribution Fees (2)                         8          6         4          1        1          7           1
   Amortization of Deferred
      Organizational Costs                      26         30        17         20        8          6           1
   Miscellaneous Fees                            6          5         4          2        2          3           2
                                           -------    -------    -------    ------   ------    -------      -------
   Total Expenses                            1,487      1,365       936        534      206        233         104
                                           -------    -------    -------    ------   ------    -------      -------
   Net Income                                1,328      4,368     7,450      4,266    1,034      1,303         626
                                           -------    -------    -------    ------   ------    -------      -------
   Net Realized Gain (Loss) on
      Investments                           20,025      9,456      (558)       (40)     130        151          10
   Net Change in Unrealized
      Appreciation/(Depreciation)
      of Investments                         9,415      3,898    (4,069)    (1,241)    (441)    (1,032)         14
                                           -------    -------    -------    ------   ------    -------      -------
   Net Realized and Unrealized Gain
      (Loss) on Investments                 29,440     13,354    (4,627)    (1,281)    (311)      (881)         24
                                           -------    -------    -------    ------   ------    -------      -------
   Increase in Net Assets Resulting
      from Operations                      $30,768    $17,722    $ 2,823    $2,985   $  723    $   422      $  650
                                           =======    =======    =======     ======   ======   =======      ======

(1) COMMENCED OPERATIONS ON NOVEMBER 1, 1996.
(2) ALL DISTRIBUTION FEES ARE INCURRED IN RETAIL CLASS A.
    AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

Statements of Changes in Net Assets (000)


---------------------------------------------------------------------------------------------------------------------------------
                                                  EQUITY                      BALANCED                          INTERMEDIATE
                                                   FUND                         FUND                           TERM BOND FUND
                                             ================            ===================                   ===============

                                             2/1/96    2/1/95              2/1/96     2/1/95                    2/1/96    2/1/95
                                               TO        TO                 TO         TO                         TO        TO
                                             1/31/97   1/31/96            1/31/97    1/31/96                    1/31/97   1/31/96
                                            --------   --------           --------   --------                   --------  -------
INVESTMENT ACTIVITIES:
   Net Investment Income                     $ 1,328   $ 1,768           $ 4,368   $ 4,565                     $ 7,450    $ 5,327
   Net Realized Gain (Loss) on Investments    20,025    10,078             9,456     6,570                        (558)    (1,369)
   Net Change in Unrealized
      Appreciation (Depreciation) of
      Investments                              9,415    22,581             3,898    17,088                      (4,069)     5,933
                                             -------   --------          --------  -------                     --------    ------

Increase in Net Assets
   Resulting From Operations                  30,768    34,427            17,722    28,223                       2,823      9,891
                                             -------   --------          --------  -------                     --------    ------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net Investment Income:
      Institutional Class                     (1,384)   (1,771)           (4,369)   (4,562)                     (7,349)    (5,232)
      Retail Class A                             (20)       (8)              (64)      (17)                       (101)       (28)
   Capital Gains:
      Institutional Class                    (11,493)   (7,843)           (9,727)   (5,076)                         --         --
      Retail Class A                            (261)      (77)             (166)      (51)                         --         --
                                             -------   --------          --------  -------                     --------    ------
Total Distributions                          (13,158)   (9,699)          (14,326)   (9,706)                     (7,450)    (5,260)
                                             -------   --------          --------  -------                     --------    ------
CAPITAL SHARE TRANSACTIONS:
   Institutional Class:
      Proceeds from Shares Issued             30,191    49,800            14,417    19,813                      42,280     61,480
      Reinvestment of Cash Distributions       3,338     2,384            14,012     9,629                       1,500      1,297
      Cost of Shares Redeemed                (24,484)  (22,918)          (22,812)  (13,447)                    (19,835)   (17,709)
                                             -------   --------          --------  -------                     --------    ------
Total Institutional Class Transactions         9,045    29,266             5,617    15,995                      23,945     45,068
                                             -------   --------          --------  -------                     --------    ------
   Retail Class A:
      Proceeds from Shares Issued              2,796     1,692             1,788     1,612                       2,819        959
      Reinvestment of Cash Distributions         254        85               225        66                          82         27
      Cost of Shares Redeemed                 (1,098)      (97)             (857)      (65)                     (1,114)       (48)
                                             -------   --------          --------  -------                     --------    ------
Total Retail Class A Transactions              1,952     1,680             1,156     1,613                       1,787        938
                                             -------   --------          --------  -------                     --------    ------
Net Increase (Decrease) in Net
   Assets from Share Transactions             10,997    30,946             6,773    17,608                      25,732     46,006
                                             -------   --------          --------  -------                     --------    ------
Total Increase (Decrease) in Net Assets       28,607    55,674            10,169    36,125                      21,105     50,637
NET ASSETS:
   Beginning of Period                       152,726    97,052           149,021   112,896                     116,270     65,633
                                            --------   --------         ---------  --------                    --------   -------
   End of Period                            $181,333  $152,726          $159,190  $149,021                    $137,375   $116,270
                                            ========   ========         =========  ========                    ========   ========

SHARES ISSUED AND REDEEMED:
   Institutional Class
      Shares Issued                            2,308     4,165             1,240     1,766                       4,075      5,735
      Shares Issued in Lieu of Cash
      Distributions                              253       196             1,201       852                         145        123
      Shares Redeemed                         (1,871)   (1,900)           (1,931)   (1,186)                     (1,919)    (1,680)
Total Institutional Class Share Transactions     690     2,461               510     1,432                       2,301      4,178
                                             -------   --------          --------  -------                     --------    ------
   Retail Class A
      Shares Issued                              216       141               152       141                         273         91
      Shares Issued in Lieu of Cash
      Distributions                               19         7                19         6                           8          3
      Shares Redeemed                            (83)       (8)              (73)       (6)                       (107)        (5)
                                             -------   --------          --------  -------                     --------    ------
Total Retail Class A Share Transactions          152       140                98       141                         174         89
                                             -------   --------          --------  -------                     --------    ------
Net Increase (Decrease) in Share
Transactions                                     842     2,601               608     1,573                       2,475       4,267
                                             =======    =======          ========  =======                     ========    ======

                                                                                                        THE ACHIEVEMENT FUNDS TRUST

                                                  SHORT TERM              SHORT TERM              IDAHO                 MUNICIPAL
                                                  BOND FUND          MUNICIPAL BOND FUND      MUNICIPAL BOND            BOND FUND
                                             ===================    ====================   ====================     ================
                                               2/1/96     2/1/95      2/1/96     2/1/95      2/1/96      2/1/95          11/1/96(1)
                                                 TO         TO          TO         TO          TO          TO                TO
                                               1/31/97    1/31/96     1/31/97    1/31/96     1/31/97     1/31/96          1/31/97
                                               -------    -------     -------    --------    --------    --------        ----------
INVESTMENT ACTIVITIES:
   Net Investment Income                     $  4,266    $ 4,683     $  1,034   $  1,220    $ 1,303     $ 1,230           $   626
   Net Realized Gain (Loss) on Investments        (40)    (2,035)         130        242        151         401                10
   Net Change in Unrealized
      Appreciation (Depreciation) of
      Investments                              (1,241)     1,287         (441)       610     (1,032)      1,616                14
                                             --------    --------     --------  ---------   --------    --------          -------

Increase in Net Assets
   Resulting From Operations                    2,985      3,935          723      2,072        422       3,247               650
                                             --------    --------     --------  ---------   --------    --------          -------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net Investment Income:
      Institutional Class                      (4,239)    (4,552)      (1,031)    (1,204)    (1,190)     (1,149)             (605)
      Retail Class A                              (27)        (2)          (8)        (1)      (119)        (68)              (21)
   Capital Gains:
      Institutional Class                          --         --         (152)      (147)      (158)       (272)               --
      Retail Class A                               --         --           (2)        (1)       (17)        (32)               --
                                             --------    --------     --------  ---------   --------    --------          -------
Total Distributions                            (4,266)    (4,554)      (1,193)    (1,353)    (1,484)     (1,521)             (626)
                                             --------    --------     --------  ---------   --------    --------          -------
CAPITAL SHARE TRANSACTIONS:
   Institutional Class:
      Proceeds from Shares Issued              23,170     45,648        2,746      9,734      7,141       5,838            57,201
      Reinvestment of Cash Distributions        1,276      1,376            3         --         15           3                --
      Cost of Shares Redeemed                 (33,471)   (41,153)     (11,740)   (12,831)    (4,601)     (7,506)           (4,154)
                                             --------    --------     --------  ---------   --------    --------          -------
Total Institutional Class Transactions         (9,025)     5,871       (8,991)    (3,097)     2,555      (1,665)           53,047
                                             --------    --------     --------  ---------   --------    --------          -------
   Retail Class A:
      Proceeds from Shares Issued                 789         58           53        220      4,886       3,044             5,553
      Reinvestment of Cash Distributions            6          2           10          2        130          94                21
      Cost of Shares Redeemed                    (389)       (21)         (44)       (10)    (2,529)       (111)             (683)
                                             --------    --------     --------  ---------   --------    --------          -------
Total Retail Class A Transactions                 406         39           19        212      2,487       3,027             4,891
                                             --------    --------     --------  ---------   --------    --------          -------
Net Increase (Decrease) in Net
   Assets from Share Transactions              (8,619)     5,910       (8,972)    (2,885)     5,042       1,362            57,938
                                             --------    --------     --------  ---------   --------    --------          -------
Total Increase (Decrease) in Net Assets        (9,900)     5,291       (9,442)    (2,166)     3,980       3,088            57,962
NET ASSETS:
   Beginning of Period                         75,671     70,380       31,516     33,682     28,982      25,894                --
                                             --------    --------     --------  ---------   --------    --------          -------
   End of Period                             $ 65,771   $ 75,671      $22,074   $ 31,516    $32,962     $28,982           $57,962
                                             ========    ========     ========  =========   ========    ========          ========

SHARES ISSUED AND REDEEMED:
   Institutional Class
      Shares Issued                             2,307      4,338          272        956        683         555             5,709
      Shares Issued in Lieu of Cash
      Distributions                               127        136           --         --          2          --                --
      Shares Redeemed                          (3,334)    (4,067)      (1,164)    (1,262)      (440)       (714)             (413)
Total Institutional Class Share Transactions     (900)       407         (892)      (306)       245        (159)            5,296
                                             --------    --------     --------  ---------   --------    --------          -------
   Retail Class A
      Shares Issued                                78          6            5         22        467         289               555
      Shares Issued in Lieu of Cash
      Distributions                                 1         --            1         --         12           8                 2
      Shares Redeemed                             (39)        (2)          (4)        (1)      (242)        (10)              (68)
                                             --------    --------     --------  ---------   --------    --------          -------
Total Retail Class A Share Transactions            40          4            2         21        237         287               489
                                             --------    --------     --------  ---------   --------    --------          -------
Net Increase (Decrease) in Share
Transactions                                     (860)       411         (890)      (285)       482         128             5,785
                                             ========     =======     ========  =========   ========    ========          =======


(1) COMMENCED OPERATIONS ON NOVEMBER 1, 1996.
    AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
42 & 43

Financial Highlights

--------------------------------------------------------------------------------
For a Share Outstanding Throughout the Year or Period

                          NET
                         ASSET                    DIVIDENDS DISTRIBUTIONS REALIZED AND       NET                      NET
                         VALUE,         NET       FROM NET     FROM        UNREALIZED     ASSET VALUE,             ASSETS,END
                        BEGINNING    INVESTMENT  INVESTMENT   CAPITAL    GAINS (LOSSES)      END        TOTAL      OF PERIOD
                        OF PERIOD      INCOME      INCOME      GAINS     ON INVESTMENTS    OF PERIOD    RETURN+       (000)
                        ---------    ----------  ---------- ------------ --------------   -----------   -------    ----------
EQUITY FUND
===========
INSTITUTIONAL CLASS:
For the years ended
   January 31, 1997       $12.64      0.11       (0.11)       (0.94)           2.33        $14.03         20.00%     $177,234
   January 31, 1996       $10.24      0.17       (0.17)       (0.72)           3.12        $12.64         32.55%     $150,957
For the period ended
   January 31, 1995(1)**  $10.00      0.01          --           --            0.23        $10.24          2.40%*    $ 97,052
RETAIL CLASS A:
For the year ended
   January 31, 1997       $12.65      0.08       (0.08)       (0.94)           2.33        $14.04         19.72%     $  4,099
For the period ended
   January 31, 1996(2)**  $10.52      0.14       (0.15)       (0.72)           2.86        $12.65         32.34%     $  1,769
BALANCED FUND
=============
INSTITUTIONAL CLASS:
For the years ended
   January 31, 1997       $11.79      0.34       (0.35)       (0.78)           1.01        $12.01         12.03%     $156,315
   January 31, 1996       $10.20      0.39       (0.39)       (0.42)           2.01        $11.79         24.15%     $147,357
For the period ended
   January 31, 1995(1)**  $10.00      0.04          --           --            0.16        $10.20          2.00%*    $112,896
RETAIL CLASS A:
For the year ended
   January 31, 1997       $11.78      0.31       (0.32)       (0.78)           1.01        $12.00         11.81%     $  2,875
For the period ended
   January 31, 1996(2)**  $10.34      0.32       (0.31)       (0.42)           1.85        $11.78         23.88%     $  1,664
INTERMEDIATE TERM
BOND FUND
=================
INSTITUTIONAL CLASS:
For the years ended
   January 31, 1997       $10.79      0.62       (0.62)          --           (0.42)       $10.37          2.06%     $134,645
   January 31, 1996       $10.09      0.71       (0.70)          --            0.69        $10.79         13.62%     $115,307
For the period ended
   January 31, 1995(1)**  $10.00      0.05       (0.06)          --            0.10        $10.09          1.54%*    $ 65,633
RETAIL CLASS A:
For the year ended
   January 31, 1997       $10.82      0.60       (0.60)          --           (0.42)       $10.40          1.80%     $  2,730
For the period ended
   January 31, 1996(2)**  $10.16      0.56       (0.55)          --            0.65        $10.82         13.49%     $    963
SHORT TERM
BOND FUND
==========
INSTITUTIONAL CLASS:
For the years ended
   January 31, 1997       $10.18      0.60       (0.60)         --            (0.17)       $10.01          4.40%     $ 65,328
   January 31, 1996       $10.02      0.67       (0.65)         --             0.14        $10.18          7.80%     $ 75,632
For the period ended
   January 31, 1995(1)**  $10.00      0.04       (0.06)         --             0.04        $10.02          0.79%*    $ 70,380
RETAIL CLASS A:
For the year ended
   January 31, 1997       $10.18      0.57       (0.58)         --            (0.17)       $10.00          4.04%     $    443
For the period ended
   January 31, 1996(2)**  $10.03      0.53       (0.52)         --             0.14        $10.18          7.55%     $     39


                                        RATIO                 RATIO OF
                                     OF EXPENSES             NET INCOME
                           RATIO     TO AVERAGE   RATIO OF   TO AVERAGE
                         OF EXPENSES  NET ASSETS NET INCOME  NET ASSETS   PORTFOLIO  AVERAGE
                         TO AVERAGE  (EXCLUDING  TO AVERAGE  (EXCLUDING   TURNOVER  COMMISSION
                          NET ASSETS   WAIVERS)  NET ASSETS    WAIVERS)      RATE     RATE(5)
                         -----------  ---------- ----------  ------------ --------- ----------
EQUITY FUND
===========
INSTITUTIONAL CLASS:
For the years ended
   January 31, 1997          0.90%       1.07%      0.81%       0.64%       97.14%   $0.0603
   January 31, 1996          0.90%       1.14%      1.43%       1.19%      103.85%     n/a
For the period ended
   January 31, 1995(1)**     0.90%       1.26%      1.22%       0.86%        6.03%     n/a
RETAIL CLASS A:
For the year ended
   January 31, 1997          1.15%       1.31%      0.52%       0.36%       97.14%   $0.0603
For the period ended
   January 31, 1996(2)**     1.15%       1.37%      0.99%       0.77%      103.85%     n/a
BALANCED FUND
=============
INSTITUTIONAL CLASS:
For the years ended
   January 31, 1997          0.90%       1.07%      2.90%       2.73%       68.11%   $0.0601
   January 31, 1996          0.90%       1.14%      3.48%       3.24%       59.74%     n/a
For the period ended
   January 31, 1995(1)**     0.90%       1.26%      3.61%       3.25%        1.70%     n/a
RETAIL CLASS A:
For the year ended
   January 31, 1997          1.15%       1.32%      2.64%       2.47%       68.11%   $0.0601
For the period ended
   January 31, 1996(2)**     1.15%       1.38%      3.06%       2.83%       59.74%     n/a
INTERMEDIATE TERM
BOND FUND
=================
INSTITUTIONAL CLASS:
For the years ended
   January 31, 1997          0.75%       0.95%      6.02%       5.82%       21.23%     n/a
   January 31, 1996          0.75%       1.02%      6.14%       5.87%       85.16%     n/a
For the period ended
   January 31, 1995(1)**     0.75%       1.13%      5.60%       5.22%       10.57%     n/a
RETAIL CLASS A:
For the year ended
   January 31, 1997          1.00%       1.18%      5.76%       5.58%       21.23%     n/a
For the period ended
   January 31, 1996(2)**     1.00%       1.26%      5.74%       5.48%       85.16%     n/a
SHORT TERM
BOND FUND
==========
INSTITUTIONAL CLASS:
For the years ended
   January 31, 1997          0.75%       0.96%      6.00%       5.79%       40.80%     n/a
   January 31, 1996          0.75%       0.99%      6.11%       5.87%       83.64%     n/a
For the period ended
   January 31, 1995(1)**     0.75%       1.13%      4.21%       3.83%       11.95%     n/a
RETAIL CLASS A:
For the year ended
   January 31, 1997          1.00%       1.20%      5.74%       5.54%       40.80%     n/a
For the period ended
   January 31, 1996(2)**     1.00%       1.23%      5.75%       5.52%       83.64%     n/a


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                     THE ACHIEVEMENT FUNDS TRUST


--------------------------------------------------------------------------------

                          NET
                         ASSET                    DIVIDENDS DISTRIBUTIONS REALIZED AND       NET                      NET
                         VALUE,         NET       FROM NET     FROM        UNREALIZED     ASSET VALUE,             ASSETS,END
                        BEGINNING    INVESTMENT  INVESTMENT   CAPITAL        GAINS           END        TOTAL      OF PERIOD
                        OF PERIOD      INCOME      INCOME      GAINS     ON INVESTMENTS    OF PERIOD    RETURN+       (000)
                        ---------    ----------  ---------- ------------ --------------   -----------   -------    ----------
SHORT TERM
MUNICIPAL
BOND FUND
==========
INSTITUTIONAL CLASS:
For the years ended
   January 31, 1997      $10.23          0.39       (0.39)     (0.07)       (0.08)           $10.08      3.03%       $21,846
   January 31, 1996      $10.01          0.43       (0.42)     (0.05)        0.26            $10.23      6.71%       $31,304
For the period ended
   January 31, 1995(1)** $10.00          0.03       (0.03)        --         0.01            $10.01      0.43%*      $33,682
RETAIL CLASS A:
For the year ended
   January 31, 1997      $10.25          0.36       (0.36)     (0.07)       (0.08)           $10.10      2.76%       $   228
For the period ended
   January 31, 1996(2)** $10.01          0.33       (0.33)     (0.05)        0.29            $10.25      6.99%       $   212
IDAHO MUNICIPAL
BOND FUND
===============
INSTITUTIONAL CLASS:
For the years ended
   January 31, 1997      $10.80          0.46       (0.46)     (0.06)       (0.33)           $10.41      1.31%       $27,487
   January 31, 1996      $10.13          0.52       (0.51)     (0.12)        0.78            $10.80     12.68%       $25,873
For the period ended
   January 31, 1995(1)** $10.00          0.04       (0.04)        --         0.13            $10.13      1.74%*      $25,894
RETAIL CLASS A:
For the year ended
   January 31, 1997      $10.83          0.44       (0.44)     (0.06)       (0.33)           $10.44      1.05%       $ 5,475
For the period ended
   January 31, 1996(2)** $10.21          0.41       (0.40)     (0.12)        0.73            $10.83     12.60%       $ 3,109
MUNICIPAL
BOND FUND
==========
INSTITUTIONAL CLASS:
For the period ended
   January 31, 1997(3)** $10.00          0.12       (0.12)       --          0.02            $10.02      1.34%*      $53,067
RETAIL CLASS A:
For the period ended
   January 31, 1997(4)** $10.01          0.15       (0.15)       --           --             $10.01      1.48%*      $ 4,895


                                        RATIO                 RATIO OF
                                     OF EXPENSES             NET INCOME
                           RATIO     TO AVERAGE   RATIO OF   TO AVERAGE
                         OF EXPENSES  NET ASSETS NET INCOME  NET ASSETS   PORTFOLIO
                         TO AVERAGE  (EXCLUDING  TO AVERAGE  (EXCLUDING   TURNOVER
                          NET ASSETS   WAIVERS)  NET ASSETS    WAIVERS)      RATE
                         -----------  ---------- ----------  ------------ ---------
SHORT TERM
MUNICIPAL
BOND FUND
==========
INSTITUTIONAL CLASS:
For the years ended
   January 31, 1997          0.75%       1.26%     3.79%        3.28%       41.11%
   January 31, 1996          0.75%       1.30%     3.88%        3.33%      114.09%
For the period ended
   January 31, 1995(1)**     0.75%       1.26%     3.67%        3.16%       11.80%
RETAIL CLASS A:
For the year ended
   January 31, 1997          1.00%       1.51%     3.56%        3.05%       41.11%
For the period ended
   January 31, 1996(2)**     1.00%       1.54%     3.49%        2.95%      114.09%
IDAHO MUNICIPAL
BOND FUND
===============
INSTITUTIONAL CLASS:
For the years ended
   January 31, 1997          0.75%       1.24%     4.40%        3.91%       29.13%
   January 31, 1996          0.75%       1.35%     4.52%        3.92%       58.94%
For the period ended
   January 31, 1995(1)**     0.75%       1.38%     4.21%        3.58%        5.66%
RETAIL CLASS A:
For the year ended
   January 31, 1997          1.00%       1.47%     4.15%        3.68%       29.13%
For the period ended
   January 31, 1996(2)**     1.00%       1.58%     4.18%        3.60%       58.94%
MUNICIPAL
BOND FUND
==========
INSTITUTIONAL CLASS:
For the period ended
   January 31, 1997(3)**     0.75%       1.07%     4.58%        4.26%       19.21%
RETAIL CLASS A:
For the period ended
   January 31, 1997(4)**     1.00%       1.29%     4.35%        4.06%       19.21%

*   RETURNS ARE FOR THE PERIOD INDICATED AND HAVE NOT BEEN ANNUALIZED.
**  RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
+   RETURNS DO NOT REFLECT ANY SALES LOAD THAT MAY BE APPLICABLE.
(1) COMMENCED OPERATIONS ON DECEMBER 28, 1994.
(2) COMMENCED OPERATIONS ON MARCH 6, 1995.
(3) COMMENCED OPERATIONS ON NOVEMBER 1, 1996.
(4) COMMENCED OPERATIONS ON NOVEMBER 4, 1996.
(5) AVERAGE COMMISION RATE PAID PER SHARE FOR SECURITY PURCHASES AND SALES DURING THE PERIOD. PRESENTATION OF THE RATE IS ONLY REQUIRED FOR FISCAL YEARS BEGINNING AFTER SEPTEMBER 1, 1995.

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

JANUARY 31, 1997
Notes to Financial Statements

1. ORGANIZATION
================================================================================
     The Achievement Funds Trust (the "Trust"), formerly the FSB Funds, was organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts pursuant to a Master Trust Agreement dated December 16, 1988, which agreement was amended and restated on October 7, 1994 and further amended on December 1, 1994.

     The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. TheyTrust presently consists of a series of seven funds (the "Funds") which includes the Equity Fund and the Balanced Fund (the "Stock Funds") and the Intermediate Term Bond Fund, the Short Term Bond Fund, the Short Term Municipal Bond Fund, the Idaho Municipal Bond Fund and the Municipal Bond Fund (the "Bond Funds"). The Funds' prospectus provides a description of each Fund's investment objective, policies and strategies. The Trust is registered to offer two classes of shares, Institutional and Retail Class A. The Trust's declaration of trust permits the Board of Trustees to create additional funds in the future. The assets of each Fund are segregated, and a shareholder's interest is limited to the Fund in which shares are held.

2. SIGNIFICANT ACCOUNTING POLICIES
================================================================================
     The following is a summary of significant accounting policies followed by the Funds.

SECURITY VALUATION -- Investments in equity securities that are traded on a national securities exchange (or reported on the NASDAQ national market system) are stated at the last quoted sales price, if readily available for such equity securities on each business day; other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Option contracts are valued at the last quoted bid price as quoted on the primary exchange or board of trade which such option contracts are stated. Debt obligations exceeding sixty days to maturity for which market quotations are readily available are valued at the most recently quoted bid price. Debt obligations with sixty days or less remaining until maturity may be valued at their amortized cost. Restricted securities for which quotations are not readily available are valued at fair value using methods approved by the Board of Trustees.

SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date of the security purchase or sale. For the Equity Fund, the Balanced Fund, the Intermediate Term Bond Fund and the Short Term Bond Fund, costs used in determining net realized capital gains and losses on the sale of securities are those of the specific securities sold, adjusted for the accretion of the purchase discounts during the respective holding period, which is calculated using the effective interest method. For the Short Term Municipal Bond Fund, the Idaho Municipal Bond Fund and the Municipal Bond Fund, costs used in determining net realized capital gains and losses on the sale of securities are those of the specific securities sold, adjusted for the accretion and amortization of the purchase discounts and premiums during the respective holding period, which is calculated using the effective interest method. Interest income is recorded on the accrual basis. Dividend income is recorded on ex-date.

                                                     THE ACHIEVEMENT FUNDS TRUST

OPTIONS TRANSACTIONS -- In order to produce incremental earnings, protect gains, and facilitate buying and selling of securities for investment purposes, the Equity Fund and the Balanced Fund may write covered call options. A risk in writing a call option is that the Fund gives up the opportunity of profit if the market price of the underlying security increases. The Fund realizes a gain upon the expiration of a written call option. When a written call option is closed prior to expiration by being exercised, the proceeds of the sale are increased by the amount of original premium received.

EXPENSES -- Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Trust are prorated to the Funds on the basis of relative net assets. Class specific expenses, such as 12b-1 fees, are borne by that class. Income, other expenses and accumulated realized and unrealized gains and losses of a Fund are allocated to the respective class on the basis of the relative net assets each day.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income are declared and paid on a quarterly basis for the Equity Fund. The Balanced Fund declares and pays its dividend on a monthly basis. The Bond Funds declare dividends on a daily basis and pays them on the first business day of the following month. Any net realized capital gains on sales of securities for a Fund are distributed to its shareholders at least annually.

     Income distributions and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from generally accepted accounting principles. These book ax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are reclassified for book purposes. As of January 31, 1997, $36,646 and $257,676 have been reclassified in the Equity Fund and the Balanced Fund, respectively, from undistributed net investment income to accumulated net realized gain. These reclassifications have no effect on net assets or net assets per share.

FEDERAL INCOME TAXES -- It is the Trust's intention to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no provision for Federal income taxes is required in the financial statements.

ORGANIZATION COSTS -- Organizational costs have been capitalized by the Funds and are being amortized over sixty months commencing with operations. In the event any of the initial shares of a Fund are redeemed by any holder thereof during the period that the Fund is amortizing its organizational costs, the redemption proceeds payable to the holder thereof by the Fund will be reduced by the unamortized organizational costs in the same ratio as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption.

3. INVESTMENT ADVISORY AND CUSTODIAL SERVICES
================================================================================
     Pursuant to an investment advisory agreement dated December 27, 1994, investment advisory services are provided to the Funds by First Security Investment Management, Inc. (the "Adviser"). The Adviser is entitled to receive an annual fee of 0.74% of the average daily net assets of the Stock Funds and 0.60% of the average

                                                                     (CONTINUED)

JANUARY 31, 1997
Notes to Financial Statements (CONTINUED)

daily net assets of the Bond Funds. Such fee is computed daily and paid monthly. During the year ended January 31, 1997, the Adviser voluntarily waived a portion of its fees in order to limit operating expenses.

     The Trust and CoreStates Bank (the "Custodian") are parties to a custodial agreement dated December 27, 1994, under which the Custodian holds cash, securities and other assets of the Trust, as required by the Investment Company Act of 1940. In its capacity as custodian to the Trust, the Custodian plays no role in determining the investment policies of the Trust or which securities are to be purchased or sold by the Funds.

4. ADMINISTRATIVE, TRANSFER AGENT AND DISTRIBUTION SERVICES
================================================================================
     Pursuant to an administrative agreement dated December 27, 1994, SEI Fund Resources ("SFR") acts as the Trust's Administrator. Under the terms of such an agreement, SFR is entitled to receive an annual fee of 0.20% of the average daily net assets of the Equity Fund, Balanced Fund, Intermediate Term Bond Fund, Short Term Bond Fund and the Municipal Bond Fund. The Administrator is entitled to a fee from the Short Term Municipal Bond Fund and the Idaho Municipal Bond Fund in an amount equal to the greater of 0.20% of their daily net assets or $100,000 per annum. The Administrator has voluntarily agreed to waive a portion of its fee for the year ended January 31, 1997 for the Short Term Municipal Bond Fund and the Idaho Municipal Bond Fund in order to limit operating expenses.

     Pursuant to an agreement dated December 27, 1994, DST Systems, Inc. ("DST") acts as the Transfer Agent of the Trust. As such, DST provides transfer agency, dividend disbursing, shareholder servicing and administrative services for the Trust.

     SEI Financial Services Company ("SFS"), a wholly owned subsidiary of SEI Corporation, acts as the Trust's Distributor pursuant to a distribution agreement dated December 27, 1994. The Distributor receives no fee for its services in connection with distribution of the Institutional shares. The Trust has adopted a Distribution Plan (the "Plan") on behalf of the Retail Class A shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan provides for the payment by the Trust to the Distributor of up to .25% of the average daily net assets of the Retail Class A shares.

     Certain officers of the Trust are also officers of the Administrator. Such officers are paid no fees by the Trust.

                                                     THE ACHIEVEMENT FUNDS TRUST
5. INVESTMENT TRANSACTIONS
================================================================================
     The cost of security purchases and the proceeds from the sale of securities, other than short-term investments for the year ended January 31, 1997, are presented below for the Funds. On January 31, 1997 the total cost of securities and the net realized gains and losses on securities sold for federal income tax purposes was not materially different from amounts reported for financial reporting purposes. The aggregate gross unrealized gain or loss on securities at January 31, 1997 for each Fund is as follows:

FUND INVESTMENT TRANSACTIONS (000)

                                                                                 SHORT TERM      IDAHO
                                                     INTERMEDIATE      SHORT      MUNICIPAL    MUNICIPAL  MUNICIPAL
                               EQUITY     BALANCED     TERM BOND     TERM BOND      BOND         BOND       BOND
                                FUND        FUND         FUND          FUND         FUND         FUND       FUND
                               ======     ========   ============    =========   ==========    =========  ==========
Purchases
   U.S. Government
      Securities               $     --    $ 3,007      $28,701       $11,182        $  --        $  --      $  --
   Other                        153,209     95,447       21,280        16,427       10,853       11,326     19,859
Sales
   U.S. Government
      Securities                     --     11,407       18,823        17,090           --           --         --
   Other                        156,005     86,286        6,526        15,525       17,714        8,418     10,132

Aggregate gross
   unrealized gain               36,343     23,419        1,192            65          162          481        552
Aggregate gross
   unrealized loss               (1,236)      (646)      (1,533)         (277)         (17)        (111)      (538)
                               --------    -------      -------        ------        -----       ------     ------
Net unrealized gain (loss)     $ 35,107    $22,773      $  (341)       $ (212)       $ 145       $  370     $   14
                               ========    =======      =======        ======        =====       ======     ======

     At January 31, 1997, the Intermediate Term Bond Fund and the Short Term Bond Fund had capital loss carryforwards for federal tax purposes. The losses in the Funds can be carried forward for a maximum of eight years to offset any net realized capital gains. Such capital loss carryforwards will expire as listed below:

                                            INTERMEDIATE            SHORT
                                              TERM BOND           TERM BOND
                                                FUND                FUND
                                            ============          ==========
    Carryforwards to Expire in 2004           $1,567,931          $2,034,615
    Carryforwards to Expire in 2005              519,195               8,234

                                                                     (CONTINUED)

JANUARY 31, 1997
Notes to Financial Statements (CONCLUDED)

6. CONCENTRATION OF CREDIT RISK
===============================================================================
     The Short Term Municipal Bond Fund, the Idaho Municipal Bond Fund and the Municipal Bond Fund invest in debt instruments of municipal issuers. The issuer's ability to meet their obligations may be affected by economic developments in a specific state or region. The Idaho Municipal Bond Fund invests primarily in obligations of municipalities located in Idaho. The Short Term Municipal Bond Fund, the Idaho Municipal Bond Fund and the Municipal Bond Fund invest in securities which include revenue bonds, tax exempt commercial paper, tax and revenue anticipation notes, and general obligation bonds. At January 31, 1997, the percentage of total value of investments by each revenue source was as follows:

                             SHORT TERM             IDAHO
                              MUNICIPAL           MUNICIPAL           MUNICIPAL
                              BOND FUND           BOND FUND           BOND FUND
                             ==========           =========           ==========
Cash Equivalents                  2%                  4%                   3%
Education Bonds                   3%                  5%                   5%
General Obligation               63%                 74%                  63%
Hospital Bonds                   --                   4%                  --
Housing Bonds                    --                   3%                   2%
Public Facility Bonds            11%                 --                   --
Other Revenue Bonds              12%                  7%                   9%
Transportation Bonds              5%                 --                    4%
Utility Bonds                     4%                  3%                  14%
                                ----                ----                 ----
                                100%                100%                 100%
                                ====                ====                 ====

     Many municipalities insure their obligations with insurance underwritten by insurance companies that undertake to pay a holder, when due, the interest and principal amount on an obligation if the issuer defaults on its obligation. Although bond insurance reduces the risk of loss due to default by the issuer, there is no assurance that the insurance company will meet its obligations. Also, some of the securities have credit enhancements (letters of credit or guarantees issued by third party domestic or foreign banks or other institutions). At January 31, 1997, 40%, 65% and 50% of the total value of the Short Term Municipal Bond Fund, Idaho Municipal Bond Fund and the Municipal Bond Fund, respectively, were insured or had credit enhancements.
     The ratings of debt holdings by Standard & Poor's or Moody's as a percentage of total value of investments at January 31, 1997 are as follows:


                                                                       IDAHO
                                                    SHORT TERM        MUNICIPAL    MUNICIPAL
             INTERMEDIATE TERM     SHORT TERM     MUNICIPAL BOND        BOND         BOND
                 BOND FUND          BOND FUND          FUND             FUND         FUND
             =================     ==========     ==============      =========    =========

     AAA             67%                33%             43%              73%           50%
     AA+             --                 --              10%              --             3%
     AA               2%                --              16%               9%           28%
     AA-              5%                 5%              2%               3%            3%
     A+               8%                21%             11%               6%            9%
     A                9%                36%             16%               6%            7%
     A-               7%                 5%              2%               3%           --
     BBB+             2%                --              --               --            --
                    ----               ----            ----             ----          ----
                    100%               100%            100%             100%          100%
                    ====               ====            ====             ====          ====

                                                    THE ACHIEVEMENT FUNDS TRUST

7. LINE OF CREDIT
===============================================================================
     Pursuant to a credit agreement dated October 11, 1995, as amended, Morgan Guaranty Trust Company of New York provides revolving credit loans to the Funds for short-term or emergency purposes, such as funding shareholder redemptions. These loans are for the respective benefit of and repayable from the respective assets of the Funds. The aggregate principal amount over all Funds in the Trust may not exceed $10,000,000. The aggregate amount of all loans outstanding to an individual Fund shall not exceed 5% of the total net assets of that Fund. As of January 31, 1997, the Funds had $0 in loans outstanding. For the year ended January 31, 1997, the maximum amount entered into was $1,000,000, the average outstanding was $2,740, and the daily weighted average interest rate was 5.98%.

8. SHAREHOLDER VOTING (UNAUDITED)
===============================================================================
     On November 7, 1996, there was a special meeting of the shareholders of the Achievement Funds Trust to approve James H. Gardner, Blaine Huntsman, and Kent
H. Murdock as directors of the Trust. The following were the results of the shares voted:

                    James H. Gardner       Blaine Huntsman       Kent H. Murdock
                    ================       ===============       ===============
     For               49,146,230            49,147,698            49,147,963
     Against               14,111                12,643                12,378
     Abstained            789,673               789,673               789,673

Independent Auditors Report

The Shareholders and Board of Trustees of The Achievement Funds Trust:

We have audited the accompanying statements of net assets of The Achievement Funds Trust (the "Trust"), including the Equity Fund, the Balanced Fund, the Intermediate Term Bond Fund, the Short Term Bond Fund, the Short Term Municipal Bond Fund, the Idaho Municipal Bond Fund and the Municipal Bond Fund as of January 31, 1997, the related statements of operations for the year then ended, changes in net assets and the financial highlights for the periods presented. These financial statements and the financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at January 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the account principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of The Achievement Funds Trust as of January 31, 1997, the results of their operations, the changes in the net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
March 21, 1997

                                                     THE ACHIEVEMENT FUNDS TRUST


Notice to Shareholders
(UNAUDITED)

         For shareholders that do not have a January 31, 1997 tax year end, this notice is for informational purposes only. For shareholders with a January 31, 1997 tax year-end, please consult your tax advisor as to the pertinence of this notice.

         For the fiscal year ended January 31, 1997, each fund is designating the following items with regard to distributions paid during the year.


                                     (A)*             (B)*              (C)
                                   LONG-TERM        ORDINARY           (A+B)
                                 CAPITAL GAINS       INCOME            TOTAL
                                 DISTRIBUTIONS    DISTRIBUTIONS    DISTRIBUTIONS
              FUND                (TAX BASIS)      (TAX BASIS)      (TAX BASIS)
-------------------------------  -------------    -------------    -------------
Equity Fund                           89%              11%             100%
Balanced Fund                         54%              46%             100%
Intermediate Term Bond Fund            0%             100%             100%
Short Term Bond Fund                   0%             100%             100%
Short Term Municipal Bond Fund         5%              95%             100%
Idaho Municipal Bond Fund             12%              88%             100%
Municipal Bond Fund                    0%             100%             100%

                                      (D)**           (E)**            (F)
                                   QUALIFYING      TAX EXEMPT        FOREIGN
              FUND                DIVIDENDS(1)      INTEREST       TAX CREDIT
------------------------------    ------------     ----------      ----------
Equity Fund                          100%               0%               0%
Balanced Fund                         19%               0%               0%
Intermediate Term Bond Fund            0%               0%               0%
Short Term Bond Fund                   0%               0%               0%
Short Term Municipal Bond Fund         0%              87%               0%
Idaho Municipal Bond Fund              0%              99%               0%
Municipal Bond Fund                    0%             100%               0%

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.
* Items (A) and (B) are based on a percentage of each fund's total distributions.
** Items (D) and (E) are based on a percentage of ordinary income distributions of each fund.

None of the Funds qualify in California, Connecticut, or New York to pass through exempt interest dividends from U.S. government obligations.

                                      NOTES
54

                                      NOTES

                                      NOTES
56

---------------------
The Achievement Funds

BOARD OF TRUSTEES
Frederick A. Moreton, Jr.
Robert G. Love
August Glissmeyer, Jr.
Carl S. Minden
George L. Denton, Jr.
Kent H. Murdock
James H. Gardner
Blaine Huntsman

INVESTMENT ADVISER
First Security Investment Management, Inc.
Salt Lake City, UT 84111

ADMINISTRATOR
SEI Fund Resources
Oaks, PA 19456

DISTRIBUTOR
SEI Financial Services Company
Oaks, PA 19456

LEGAL COUNSEL
Ballard Spahr Andrews & Ingersoll
Philadelphia, PA 19103

INDEPENDENT ACCOUNTANTS
Deloitte & Touche LLP
Princeton, NJ 08540

CUSTODIAN
CoreStates Bank, N.A.
Philadelphia, PA 19101

[ACHIEVEMENT FUNDS LOGO]
Shares of any of The Achievement Funds are:
[BULLET] not obligations or deposits of, or guaranteed by, First Security
         Corporation or any of its banks or non-bank subsidiaries;
[BULLET] not federally insured by the FDIC, the Federal Reserve Board or any other government agency;
[BULLET] subject to investment risk, including the possible loss of principal.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in a Fund unless preceded or accompanied by a current prospectus.


                  FOR MORE INFORMATION, INCLUDING A PROSPECTUS,
                              CALL 1-800-472-0577.


                                  ACH-F-014-03